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PERFORMANT FINANCIAL CORPORATION
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Performant Financial Corporation
900 South Pine Island Road, Suite 150
Plantation, Florida 33324

April 29, 2024
Dear Stockholder:
You are cordially invited to attend Performant Financial Corporation’s 2024 Annual Meeting of Stockholders on Tuesday, June 18, 2024 (the "Annual Meeting"). The Annual Meeting will begin promptly at 2:00 PM, EDT at the Courtyard Fort Lauderdale Weston located at 2000 N Commerce Parkway, Weston, Florida 33326.
The formal Notice of the Annual Meeting of Stockholders and the Proxy Statement have been provided as part of this invitation.
Securities and Exchange Commission rules allow companies to furnish proxy materials to their stockholders over the internet. As a result, most of our stockholders will receive in the mail a notice regarding availability of the proxy materials for the Annual Meeting on the internet instead of paper copies of those materials. The notice contains instructions on how to access the proxy materials over the internet and instructions on how stockholders can receive paper copies of the proxy materials, including a proxy or voting instruction form. This process expedites stockholders’ receipt of proxy materials and lowers the cost of our annual meeting.
It is important that your shares be represented and voted at the meeting, regardless of the size of your holdings. Accordingly, please vote your shares in accordance with the enclosed proxy materials. Your shares cannot be voted unless you sign, date and return the enclosed proxy, submit your proxy by telephone or the internet, or attend the Annual Meeting in person.
I look forward to seeing you on June 18, 2024.
Sincerely,

/s/ Simeon M. Kohl
Simeon M Kohl
Chief Executive Officer

PERFORMANT FINANCIAL CORPORATION
900 South Pine Island Road, Suite 150
Plantation, Florida 33324

Notice of Annual Meeting of Stockholders
to be held June 18, 2024

To the Stockholders of Performant Financial Corporation:
The 2024 Annual Meeting of Stockholders of Performant Financial Corporation, a Delaware corporation (the “Company”), will be held at the Courtyard Fort Lauderdale Weston located at 2000 N Commerce Parkway, Weston, Florida 33326, on Tuesday, June 18, 2024, at 2:00 PM, EDT. We are holding the Annual Meeting to:
1.Elect two Class III directors to serve until the 2027 Annual Meeting of Stockholders or until their successors are elected and qualified;
2.Ratify the appointment of Baker Tilly US, LLP as our independent registered public accounting firm for 2024;
3.Approve the amendment and restatement of our Amended and Restated 2012 Stock Incentive Plan to increase the number of shares of Common Stock available for issuance thereunder by 4,000,000 shares from 14,550,000 shares to 18,550,000 shares and to make certain other changes; and
4.Approve the adoption of our 2024 Employee Stock Purchase Plan.
We also will transact any other business that may properly come before the Annual Meeting or at any adjournments or postponements of the Annual Meeting.
We have selected April 23, 2024, as the record date for determining the stockholders entitled to notice of the Annual Meeting and to vote at the Annual Meeting and at any adjournments or postponements thereof.
By Order of the Board of Directors
/s/ Lisa C. Im
Lisa C. Im
Board Chair/Secretary
April 29, 2024

YOUR VOTE IS VERY IMPORTANT
Whether or not you plan to attend the Annual Meeting of Stockholders, we urge you to vote and submit your proxy. If you do not attend the Annual Meeting in person you may vote your shares by proxy over the internet, by telephone or by mail. Please review the instructions under the section entitled “How do I vote my shares?” of the attached proxy statement regarding each of these voting options.

PERFORMANT FINANCIAL CORPORATION
900 South Pine Island Road, Suite 150
Plantation, Florida 33324

PROXY STATEMENT

Annual Meeting of Stockholders
June 18, 2024
This proxy statement is being furnished to stockholders of Performant Financial Corporation in connection with the solicitation of proxies by our board of directors for use at our 2024 Annual Meeting of Stockholders, which is described below.
References to the “Company,” “we,” “us” or “our” throughout this proxy statement mean Performant Financial Corporation.
This proxy statement and accompanying form of proxy are made available to stockholders on or about May 8, 2024.
QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING
When and where will the Annual Meeting be held?
The 2024 Annual Meeting of Stockholders will be held on Tuesday, June 18, 2024, at 2:00 PM, EDT, at the Courtyard Fort Lauderdale Weston located at 2000 N Commerce Parkway, Weston, Florida 33326.
What items will be voted on at the Annual Meeting?
The purpose of the Annual Meeting is to:
1.Elect two Class III directors to serve until the 2027 Annual Meeting of Stockholders or until their successors are elected and qualified;
2.Ratify the appointment of Baker Tilly US, LLP as our independent registered public accounting firm for 2024;
3.Approve the amendment and restatement of our Amended and Restated 2012 Stock Incentive Plan to increase the number of shares of Common Stock available for issuance thereunder by 4,000,000 shares from 14,550,000 shares to 18,550,000 shares and to make certain other changes; and
4.Approve the adoption of our 2024 Employee Stock Purchase Plan.
We will also transact any other business that may properly come before the Annual Meeting or at any adjournments or postponements of the Annual Meeting.
How does the board of directors recommend that I vote?
Our board of directors unanimously recommends that you vote:
1."FOR" the election of the nominees for director; and
2."FOR" the ratification of the appointment of Baker Tilly US, LLP as our independent registered public accounting firm for 2024;

3.“FOR” the approval of the amendment and restatement of our Amended and Restated 2012 Stock Incentive Plan; and
4.“FOR” the approval of the adoption of our 2024 Employee Stock Purchase Plan.
Who is entitled to vote at the Annual Meeting?
Stockholders at the close of business on April 23, 2024, the record date for the Annual Meeting, may vote at the Annual Meeting. Each stockholder is entitled to one vote per share held as of the record date for the director nominee to be elected and one vote per share held as of the record date on ratification of the appointment of our auditor and any other matter presented.
Who will engage in a solicitation of proxies? Who will bear the cost of that solicitation?
Certain of our directors, officers and employees may solicit proxies on our behalf by mail, phone, fax, e-mail, or in person. We will bear the cost of the solicitation of proxies. No additional compensation will be paid to our directors, officers or employees who may be involved in the solicitation of proxies.
How do I vote my shares?
You may vote your shares in one of several ways, depending upon how you own your shares.
Shares registered directly in your name with Performant Financial Corporation (through our transfer agent, American Stock Transfer & Trust Company, LLC):
•    Via Internet: Stockholders of record with internet access may submit proxies by following the internet voting instructions on their proxy cards.
•    By Telephone: Stockholders of record may submit proxies by following the telephone voting instructions on each proxy card.
•    In Writing: Stockholders of record may submit proxies by completing, signing and dating each proxy card received and returning it in the prepaid envelope. Sign your name exactly as it appears on the proxy. If you return your proxy card but do not specify how you want your shares voted on any particular matter, they will be voted in accordance with the recommendations of the board of directors.
•    In Person at the Annual Meeting: Stockholders of record may vote by attending the Annual Meeting on Tuesday, June 18, 2024, at 2:00 PM, EDT, at the Courtyard Fort Lauderdale Weston located at 2000 N Commerce Parkway, Weston, Florida 33326. Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy or vote by telephone or the internet so that your vote will be counted if you later decide not to attend the Annual Meeting.
Shares of common stock held in “street” or “nominee” name (through a bank, broker or other nominee):
•    You may receive a separate voting instruction form from your bank, broker or other nominee holding your shares. You should follow the voting instructions provided by your bank, broker or other nominee in order to instruct your bank, broker or other nominee on how to vote your shares. The availability of telephone or internet voting will depend on the voting process of the bank, broker or nominee. To vote in person at the Annual Meeting, you must obtain a proxy, executed in your favor, from the holder of record.

•    If you own shares in “street name” through a bank, broker, or other nominee and do not instruct your bank, broker, or other nominee how to vote, your bank, broker, or other nominee may still be able to vote your shares in its discretion. Under the rules of the New York Stock Exchange, which are also applicable to Nasdaq-listed companies, brokers, banks and other securities intermediaries that are subject to New York Stock Exchange rules may use their discretion to vote your “uninstructed” shares on matters considered to be “routine” under New York Stock Exchange rules but not with respect to “non-routine” matters. Of the proposals included in this proxy statement, only the proposal to ratify the appointment of Baker Tilly US, LLP as our independent registered public accounting firm for 2024 is considered to be “routine.” The election of the director nominees, the approval of the amendment and restatement of our Amended and Restated Stock Incentive Plan and the approval of the adoption of our 2024 Employee Stock Purchase Plan are considered to be “non-routine” matters. Therefore, if you do not provide your bank, broker or other nominee holding your shares in “street name” with voting instructions, those shares will count for quorum purposes, but will not be voted on the election of the director nominees, the approval of the amendment and restatement of our Amended and Restated Stock Incentive Plan and the approval of the adoption of our 2024 Employee Stock Purchase Plan. If you hold shares beneficially in “street name” and do not vote your shares, your broker, bank or other nominee can vote your shares at its discretion only on Proposal 2, the ratification of the independent registered public accounting firm. Therefore, it is important that you provide voting instructions to your bank, broker or other nominee.
If you vote via the internet, by telephone or return a proxy card by mail, but do not select a voting preference, the persons who are authorized on the proxy card and through the internet and telephone voting facilities to vote your shares, will vote your shares in accordance with the recommendations of the board of directors.
How do I change or revoke my proxy?
You may change your vote or revoke your proxy at any time prior to the vote at the Annual Meeting. If you submitted your proxy by mail, you must file with the Secretary of the Company a written notice of revocation or deliver, prior to the vote at the Annual Meeting, a valid, later-dated proxy. If you submitted your proxy by telephone or the internet, you may change your vote or revoke your proxy with a later telephone or internet proxy, as the case may be. Attendance at the Annual Meeting, by itself, will not revoke a proxy. You may revoke your proxy by telephone by calling the number located on your proxy card and following the instructions or via the internet by going to the internet address on your proxy card and following the instructions.
If you are a stockholder in “street” or “nominee” name, you may revoke your voting instructions by informing the bank, broker or other nominee in accordance with that entity’s procedures for revoking your voting instructions.
What constitutes a quorum for purposes of the Annual Meeting?
On April 23, 2024, the record date, we had 76,920,460 shares of Common Stock outstanding. Voting can only take place at the Annual Meeting if the holders of a majority of the total number of shares of the Common Stock issued and outstanding and entitled to vote on the record date are present either in person or by proxy. Both abstentions and broker non-votes will be treated as present for purposes of determining the existence of a quorum.
What vote is required to approve each matter and how are votes counted?
Proposal 1 - Election of Class III Directors
You may vote “FOR” all of the nominees or your vote may be “WITHHELD” with respect to one or more of the nominees.
Stockholders may not cumulate votes in the election of directors, which means that each stockholder may vote no more than the number of shares he or she owns for a single director candidate.
A nominee will be elected as a director at the Annual Meeting if the nominee receives a plurality of the votes cast "FOR" the applicable seat on the board of directors. An abstention or a broker non-vote will not have any effect on the election of nominees.

Proposal 2 - Ratification of the Appointment of Independent Registered Public Accounting Firm
You may vote “FOR”, “AGAINST” or “ABSTAIN”. The affirmative vote of a majority of the voting power of the Common Stock present in person or by proxy and entitled to vote at the Annual Meeting is required to ratify the appointment of Baker Tilly US, LLP as our independent registered public accounting firm for the year ended December 31, 2024. Abstentions will have the same effect as "AGAINST" votes. Broker non-votes will not be counted in determining the number of shares entitled to vote.
Proposal 3 - Approval of the amendment and restatement of our Amended and Restated 2012 Stock Incentive Plan
You may vote “FOR”, “AGAINST” or “ABSTAIN”. The affirmative vote of a majority of the voting power of the Common Stock present in person or by proxy and entitled to vote at the Annual Meeting is required to approve the amendment and restatement of our Amended and Restated 2012 Stock Incentive Plan. Abstentions will have the same effect as "AGAINST" votes. Broker non-votes will not be counted in determining the number of shares entitled to vote.
Proposal 4 - Approval of the adoption of our 2024 Employee Stock Purchase Plan
You may vote “FOR”, “AGAINST” or “ABSTAIN”. The affirmative vote of a majority of the voting power of the Common Stock present in person or by proxy and entitled to vote at the Annual Meeting is required to approve the adoption of our 2024 Employee Stock Purchase Plan. Abstentions will have the same effect as "AGAINST" votes. Broker non-votes will not be counted in determining the number of shares entitled to vote.
Who will count the vote?
The votes will be counted, tabulated and certified by an Inspector of Elections appointed by the board of directors.
Can I attend the Annual Meeting in person?
We cordially invite all our stockholders to attend the Annual Meeting. Persons who are not stockholders may attend only if invited by us. Evidence of share ownership may be in the form of a valid stock certificate or an account statement from our transfer agent or from a bank, broker or other nominee that evidences ownership as of the record date. Note that in order to vote at the meeting, beneficial owners who own shares in “street name” must present a legal proxy from the record holder of the shares. Stockholders of record must possess a copy of the proxy card in order to be admitted to the Annual Meeting. You should also be prepared to present photo identification for admittance.
Will any other matters be presented at the Annual Meeting?
We do not expect any matters, other than those included in this proxy statement, to be presented at the Annual Meeting because the deadline set forth in our bylaws for nominations for election as a director or to propose other business has already passed. Nonetheless, if you execute and deliver a proxy in the form provided and other matters are presented, the individuals named as proxies will have discretionary authority to vote your shares on any other matters that come before the Annual Meeting.

PROPOSAL 1 — ELECTION OF DIRECTORS
Our board of directors is divided into three classes serving staggered three-year terms. The nominees listed below have been nominated by our board of directors at the recommendation of our nominating and governance committee in accordance with its charter, our Amended and Restated Bylaws and Corporate Governance Guidelines. All of the nominees are currently members of the board of directors. We have no reason to believe that the nominees will be unable to serve as directors. If any of the nominees becomes unable to serve as a director before the meeting (or decides not to serve), the individuals named as proxies may vote for a substitute nominee proposed by the board of directors or we may reduce the number of members of the board of directors. We recommend a vote FOR the nominees listed below.
Nominee for Election at This Meeting for a Term Expiring in 2027 (Class III)
Lisa C. Im has served as Executive Chair of the board of directors since May of 2023. From April 2004 to May 2023, Ms. Im served as our Chief Executive Officer and has served as a member of our board of directors since January 2004. Ms. Im was elected by our board of directors to serve as the Chair of the board of directors in August 2014. From 2002 to 2004, she was Managing Director and Chief Financial Officer of our predecessor before it was acquired by Parthenon Capital Partners. From 1996 to 2002, Ms. Im was with Bestfoods Corporation, a food products manufacturer, where she gained broad experience including in general management as well as executive financial positions for various regions of Bestfoods Corporation. Ms. Im received a Bachelor of Business Administration in Marketing from Loma Linda University and a Master of Business Administration in Finance from California State University, East Bay. Ms. Im’s experiences and perspectives as our Chief Executive Officer led to the conclusion that she should serve as a member of our board of directors.
Bradley M. Fluegel has served as a member of our board of directors since February 2014. Mr. Fluegel has been a Principal at BMF Advisors since February 2018, where he advises healthcare organizations. He previously served as a Senior Vice President for Walgreen Co. from October 2012 to January 2018. From April 2011 to September 2012, Mr. Fluegel served as executive in residence at Health Evolution Partners, a healthcare private equity firm. Mr. Fluegel served as executive vice president and chief strategy and external affairs officer of WellPoint, Inc. from September 2007 to December 2010. Prior to that, Mr. Fluegel served as senior vice president of national accounts and vice president, enterprise strategy at Aetna. Mr. Fluegel received a master’s degree in public policy from Harvard University’s Kennedy School of Government and a Bachelor of Arts in Business Administration from the University of Washington. He also serves as a lecturer at the University of Pennsylvania’s Wharton School of Business. Mr. Fluegel’s extensive experience with leading companies in the healthcare market provides valuable insight for the members of our board of directors.
Our Bylaws provide that a plurality of the votes cast at the meeting is required to elect directors. This means that the nominees for director receiving the highest number of votes cast will be elected. An abstention or a broker non-vote will not have any effect on the election of directors.
Unless authority is withheld, the persons named as proxies in the accompanying proxy will vote for the election of the nominees named above.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF THE NAMED NOMINEES.

DIRECTORS AND EXECUTIVE OFFICERS
Our executive officers and directors, and their ages and positions as of April 23, 2024, are as set forth below:

Name	Age	Position
Lisa C. Im	59	Executive Chair of the Board of Directors
Simeon M. Kohl	57	Chief Executive Officer, Director
Rohit Ramchandani	33	Chief Financial Officer
Ian A. Johnston	69	Vice President and Chief Accounting Officer
James LaCamp (1)(2)(3)	40	Director
William D. Hansen (1)(2)	64	Director
Bradley M. Fluegel (1)(2)(3)	62	Director
Eric Yanagi (3)	42	Director
Shantanu Agrawal (4)	47	Director
(1)    Member of the audit committee.
(2)    Member of the compensation committee.
(3)    Member of the nominating and governance committee.
(4)    Dr. Agrawal was appointed to serve as a member of the Board of Directors on March 1,2024.
Board of Directors
Below is additional biographical information about our directors, other than directors nominated for re-election at the Annual Meeting:
Directors Continuing in Office until 2025 (Class I)
James LaCamp currently serves as Chief Financial Officer at Flock Safety, the leading public safety operating system. At Flock Safety, he oversees the company’s finance, corporate strategy, and business operations functions. Prior to joining Flock, Mr. LaCamp was SVP Finance at Coupa Software. Before joining Coupa, Mr. LaCamp was a Partner at Deloitte and the US Technology Industry Software Leader for Deloitte & Touche LLP, where he served early-stage start-ups to Fortune 50 technology companies. Mr. LaCamp holds a bachelor’s in accounting from Santa Clara University, a Master of Business Administration degree from The Wharton School of the University of Pennsylvania, and is a CPA in California and Washington. Mr. LaCamp’s experience in growing technology companies as well as his financial and accounting expertise provides valuable insight for the members of our board of directors.

Shantanu Agrawal currently serves as Chief Health Officer at Elevance Health, Inc. (formerly Anthem, Inc.), where he oversees the enterprise whole health strategy, including medical policy and clinical quality, as well as addressing health-related social needs and health equity. Dr. Agrawal also leads Elevance Health’s community health strategy and the Elevance Health Foundation. Prior to joining Elevance Health, Dr. Agrawal served as President and Chief Executive Officer of the National Quality Forum (“NQF”), a non-profit organization dedicated to working with diverse members of the healthcare community to drive national healthcare quality improvement efforts. Prior to joining NQF, Dr. Agrawal served as Deputy Administrator for Program Integrity at the Centers for Medicare & Medicaid Services (“CMS”) and Director of the Center for Program Integrity. In this role, he led all CMS payment accuracy and integrity initiatives with a focus on utilization management, payment and coverage policies, innovative payment models, and anti-fraud activities. He also led an effort to improve the physician experience with Medicare and was an architect of CMS’s strategy to address the national opioid epidemic. Dr. Agrawal received a bachelor’s degree in chemistry from Brown University, a medical degree from Weill Medical College of Cornell University, and clinical training in Emergency Medicine at the Hospital of the University of Pennsylvania. Dr. Agrawal also earned his master’s degree in social and political sciences from Cambridge University. Dr. Agrawal’s clinical and business expertise provides valuable insight for the members of the Board.
Simeon M. Kohl has served as our Chief Executive Officer since May 2023. Prior to appointment as Chief Executive Officer, Mr. Kohl served as the Company’s President from March 2022 to May 2023, and prior, Mr. Kohl served as the Company’s Vice President of Healthcare and Vice President of Sales and Account Management from February 2012 to March 2022. Mr. Kohl has more than 20 years of executive management experience and an extensive background in healthcare cost containment and related services. As the Company’s Vice President of Sales and Account Management, Mr. Kohl led Performant’s Commercial Healthcare growth initiatives and client facing programs. Prior to joining the Company, Mr. Kohl served as CEO for HOPS International, Inc., a leading provider of Integrity based analytic solutions for the healthcare and financial industries. Prior to joining HOPS, Mr. Kohl held various senior sales and business development positions with Apple Computer and other privately held technology companies.
Directors Continuing in Office until 2026 (Class II)
William D. Hansen has served as a member of our board of directors since December 2011. In October 2022, Mr. Hansen was named as the President and CEO of Building Hope, a national non-profit organization providing finance, real estate and school support services for charter schools. From July 2013 through March 2021, Mr. Hansen served as chief executive officer and president of Strada Education Network, formerly called USA Funds, a non-profit organization focused on higher education and workforce challenges. From July 2011 through July 2013, Mr. Hansen served as the chief executive officer of Madison Education Group, LLC, an education-related consulting firm. From July 2009 to December 2010, he served as the president of Scantron Corporation, a provider of assessment and survey solutions. Mr. Hansen also served as the chairman of Scantron Corporation from September 2010 to July 2011. Mr. Hansen held various leadership positions at Chartwell Education Group, LLC, an education-related consulting firm, from July 2005 to July 2009, including chief executive officer and senior managing director. Mr. Hansen served as the Deputy Secretary at the United States Department of Education from May 2001 to July 2003. He served as a director of the First Marblehead Corporation from 2003 until that company was acquired in 2016. Mr. Hansen received a bachelor’s degree in economics from George Mason University. Mr. Hansen’s extensive experience in the student loan market provides valuable insight for the members of our board of directors.
Eric Yanagi was appointed to serve as a member of our board of directors on May 5, 2020. Mr. Yanagi is a Managing Director of Mill Road Capital Management LLC and has been with Mill Road since 2008. From 2006 to 2008, Mr. Yanagi was an investment professional at Nautic Partners, a middle-market private equity firm focused on business services, healthcare, manufacturing and media & communications. Prior to Nautic Partners, Mr. Yanagi was an investment banker in the Mergers & Acquisitions Group at Credit Suisse from 2004 to 2006. Mr. Yanagi received a bachelor’s degree in economics from Princeton University and a Master of Business Administration from the Haas School of Business at the University of California, Berkeley. Mr. Yanagi’s financial and accounting expertise and experience in business services provides valuable insight for the members of our board of directors.

Director Compensation
For periods prior to fiscal 2024, our non-employee, independent directors received an annual retainer of $30,000, prorated for partial service in any year and paid in cash. Beginning with fiscal 2024, our non-employee, independent directors shall receive an annual retainer of $40,000, prorated for partial service in any year and paid in cash. The non-employee, independent members of our audit committee, compensation committee and nominating and governance committee, other than the chairpersons of those committees, receive an additional annual retainer of $10,000, $6,000 and $5,000, respectively. The chairpersons of our audit committee, compensation committee and nominating and governance committee each receive an additional annual retainer of $20,000, $12,000 and $10,000, respectively.
For periods prior to fiscal2024, our non-employee, independent directors also received an annual grant of restricted stock units with a grant date fair value of $75,000, vesting in full on the date of the following annual meeting of stockholders or upon a change of control. Beginning with fiscal 2024, our non-employee, independent directors shall receive an annual grant of restricted stock units with a grant date fair value of $130,000, vesting in full on the date of the following annual meeting of stockholders or upon a change of control.
New non-employee, independent directors are granted restricted stock units with a grant date fair value of $100,000 upon election to the board, vesting ratably over four years or upon a change of control. Our directors do not receive additional fees for attendance at a meeting of our board of directors or a committee of the board.
The table below summarizes the compensation paid by the Company to our non-employee, independent directors for the fiscal year ended December 31, 2023.

Name	Fees Earned or Paid in Cash($)	Stock Awards($)(1)	Option Awards	Total($)
William D. Hansen (2)	61,000	75,000	—	136,000
Bradley M. Fluegel (2)	57,000	75,000	—	132,000
James LaCamp (2)	61,000	75,000	—	136,000
Eric Yanagi (2)(3)	40,000	75,000	—	115,000
(1)The value of each stock award is based on the fair value of the award as of the grant date calculated in accordance with Accounting Standards Codification 718, Stock Compensation (ASC 718) for financial reporting purposes. See Note 6(b) of the Notes to the Consolidated Financial Statements in our Annual Report on Form 10-K for the year ended December 31, 2023 for a discussion of our assumptions in determining the ASC 718 values of our stock awards.
(2)For fiscal 2023, our non-employee, independent directors were awarded restricted stock units with a grant date fair value of $75,000 on January 19, 2024 (which equated to 27,675 restricted stock units), which will vest in full (assuming continuous service) on June 18, 2024, the date of the Annual Meeting.
(3)Cash compensation for Eric Yanagi was paid to Mill Road Capital Management, LLC at Mr. Yanagi’s direction.
Corporate Governance Guidelines; Code of Business Conduct and Ethics
We have established a corporate governance program to help guide our Company and our employees, officers and directors in carrying out their responsibilities and duties, as well as to set standards for their professional conduct. Our board of directors has adopted Corporate Governance Guidelines, or Governance Guidelines, which provide standards and practices of corporate governance that we have designed to help contribute to our success and to assure public confidence in our Company. In addition, all standing committees of our board of directors operate under charters that describe the responsibilities and practices of each committee. The charters of our standing committees are available on the Investor Relations page of our corporate website at investors.performantcorp.com under the Corporate Governance tab.

We have adopted a Conflict of Interest and Ethics Policy, or Ethics Policy, which provides ethical standards and corporate policies that apply to all of our officers and employees. Our Ethics Policy requires, among other things, that our officers and employees act with integrity and the highest ethical standards, comply with laws and other legal requirements, avoid conflicts of interest, and otherwise act in our best interests. We have also adopted a Code of Ethics for Senior Financial Officers and Directors that applies to senior management and directors and provides for accurate, full, fair and timely financial reporting and the reporting of information related to significant deficiencies in internal controls, fraud and legal compliance.
Composition of the Board of Directors
Our Second Amended and Restated Certificate of Incorporation provides that our board shall consist of not fewer than five and not more than fifteen directors as the board of directors may from time to time determine. Our board of directors currently consists of seven directors. The authorized number of directors may be changed by resolution of our board of directors. Vacancies on our board of directors can only be filled by resolution of our board of directors. Our board of directors is currently divided into three classes, each serving staggered, three-year terms:
•Our Class I directors are James LaCamp, Dr. Shantanu Agrawal, and Simeon Kohl, and their terms will expire at the Annual Meeting of Stockholders in 2025;
•Our Class II directors are William D. Hansen and Eric Yanagi and, their terms will expire at the Annual Meeting of Stockholders in 2026; and
•Our Class III directors are Lisa C. Im and Bradley M. Fluegel, and their terms will expire at this Annual Meeting.
As a result, only one class of directors will be elected at each Annual Meeting of Stockholders, with the other classes continuing for the remainder of their respective terms.
Our board of directors has determined that Messrs. Hansen, LaCamp, Yanagi, Fluegel, and Agrawal are “independent directors” as defined under the listing standards of NASDAQ and our Director Independence Policy.
Our directors have served an average of a seven-year term.
Our board of directors met a total of four times in 2023. During 2023, all of our directors attended at least 75% of the meetings of our board of directors held during their tenure and 75% of the meetings, if any, of the committees of the board of directors upon which they served. Our board of directors does not have a policy requiring director attendance at annual meetings of our stockholders. Two of our directors attended our 2023 Annual Meeting of Stockholders.

Board Diversity
We believe we have a board of directors that consists of a diverse group who bring a robust set of knowledge, skills, experiences and attributes relevant to our business and industry. In addition to diversity of skills and experience, the below provides an overview regarding other metrics of diversity on our board.

Board Diversity Matrix
As of April 23, 2024

Total Number of Directors	7
Part I: Gender Identity	Female	Male	Non-Binary	Did Not Disclose Gender
Directors	1	6	0	0
Part II: Demographic Background
African American or Black	0	0	0	0
Alaskan Native or American Indian	0	0	0	0
Asian	1	2	0	0
Hispanic or Latinx	0	0	0	0
Native Hawaiian or Pacific Islander	0	0	0	0
White	0	4	0	0
Two or More Races or Ethnicities	0	0	0	0
LGBTQ+	0	0	0	0
Did Not Disclose Demographic Background	0	0	0	0
Leadership Structure of the Board of Directors
Our board of directors selects the Chair of the board of directors in the manner and upon the criteria that it deems best for the Company at the time of selection. The board of directors does not have a prescribed policy on whether the roles of the Chair and Chief Executive Officer should be separate or combined. The board of directors will periodically evaluate whether this leadership structure is in the best interests of the stockholders.
Lisa C. Im is our Executive Chair of the Company’s board of directors. As Executive Chair of the board of directors, Ms. Im presides over each meeting of the board of directors, approves meeting agendas and schedules and notifies other members of the board of directors regarding any significant concerns of stockholders or interested parties of which she becomes aware. The Executive Chair of the board of directors also presides over stockholders’ meetings. We believe that our current board leadership structure is appropriate for the Company because it allows for common, strong leadership, with one individual having primary responsibility for both board-level and operational matters.
In February 2014, our board appointed Mr. Hansen as the board's lead independent director with the primary responsibility to call and preside over executive sessions of our independent directors and to consult with the Chair regarding meeting agendas.

Committees of the Board of Directors
Audit committee. Our audit committee consists of Messrs. Hansen, Fluegel, and LaCamp. Mr. LaCamp serves as the chairperson of this committee. The audit committee met four times in 2023. Our board of directors has determined that Mr. LaCamp is an audit committee financial expert, as defined by the rules promulgated by the Securities and Exchange Commission, or the SEC. Our audit committee is composed entirely of independent directors.
In accordance with its charter, our audit committee provides assistance to the board of directors in fulfilling its legal and fiduciary obligations in matters involving our accounting, auditing, financial reporting, internal control and legal compliance functions. It engages our independent registered public accounting firm, approves the services performed by our independent registered public accounting firm and reviews their reports regarding our accounting practices. The audit committee also oversees the audit efforts of our independent registered public accounting firm and takes those actions as it deems necessary to satisfy itself that the independent registered public accounting firm is independent of management. Lastly, our audit committee reviews with management cybersecurity risks, including the results of independent third-party data security audits and management’s actions designed to mitigate potential breaches of data security.
Compensation committee. Our compensation committee consists of Messrs. Hansen, Fluegel, and LaCamp. Mr. Fluegel serves as chairperson of this committee. Our compensation committee met four times in 2023. Our compensation committee reviews and makes recommendations for approval by the independent members of our board of directors regarding our general compensation policies and the compensation provided to our directors and executive officers. The compensation committee also reviews and makes recommendations for approval by the independent members of our board of directors regarding bonuses for our officers and other employees. In addition, the compensation committee reviews and makes recommendations for approval by the independent members of our board of directors regarding equity-based compensation for our directors and executive officers, approves equity-based compensation for other employees and administers our stock option plans and employee stock purchase plan. Our compensation committee is composed entirely of independent directors.
Nominating and governance committee.  Our nominating and governance committee consists of Messrs. LaCamp, Fluegel, and Yanagi. Mr. Yanagi serves as chairperson of this committee. The nominating and governance committee met four times in 2023. The nominating and governance committee is responsible for making recommendations to the board of directors regarding candidates for directorships and the size and composition of the board. In addition, the nominating and governance committee is responsible for overseeing our Corporate Governance Guidelines and reporting and making recommendations to the board of directors concerning corporate governance matters. Our nominating and governance committee is composed entirely of independent directors.
Compensation Committee Interlocks and Insider Participation
No interlocking relationship exists between our board of directors or compensation committee and the board of directors or compensation committee of any other entity, nor has any interlocking relationship existed in the past.
Role of Our Board of Directors in Risk Oversight
One of the key functions of our board of directors is informed oversight of our risk management process. Our board of directors administers this oversight function directly through our board of directors as a whole, as well as through various standing committees of our board of directors that address risks inherent in their respective areas of oversight. In particular, our board of directors is responsible for oversight of our risk management process. The nominating and governance committee periodically evaluates our risk management process and system in light of the nature of the material risks we face. Our compensation committee assesses and monitors whether any of our compensation policies and programs are reasonably likely to have a material adverse effect on us. Our audit committee periodically assesses any major financial risk exposures and the steps management has taken to monitor and control such exposures. The audit committee also has the responsibility to oversee management’s assessment of major legal and regulatory risk exposures and management’s implementation of policies and procedures to address these risks. In this regard, and because we handle sensitive personal information as part of our business, the audit committee regularly reviews with management cybersecurity risks, including the results of independent third-party data security audits and management’s actions designed to mitigate potential breaches of data security.

Director Nomination Policy
Our nominating and governance committee is responsible for identifying, evaluating, recruiting and recommending qualified candidates to our board of directors for nomination or election. Our board of directors nominates directors for election at each annual meeting of stockholders, and elects new directors to fill vacancies if they occur.
Our board of directors strives to find directors who are experienced and dedicated individuals with diverse backgrounds, perspectives and skills. Our Governance Guidelines contain membership criteria that call for candidates to be selected for their character, judgment, diversity of experience, business acumen and ability to act on behalf of all stockholders. In addition, we expect each director to be committed to enhancing stockholder value and to have sufficient time to effectively carry out his or her duties as a director.
Prior to our annual meeting of stockholders, our nominating and governance committee identifies director nominees first by evaluating the current directors whose terms will expire at the annual meeting and who are willing to continue in service. These candidates are evaluated based on the criteria described above, the candidate’s prior service as a director, and the needs of the board of directors for any particular talents and experience. If a director no longer wishes to continue in service, if the nominating and governance committee decides not to re-nominate a director, or if a vacancy is created on the board of directors because of a resignation or an increase in the size of the board of directors or other event, then the committee considers whether to recommend the nomination of a new director or to recommend a decrease in the size of the board of directors. If the decision is to nominate a new director, then the nominating and governance committee considers various candidates for membership on the board of directors, including those suggested by committee members, other members of the board of directors, a director search firm engaged by the committee, or our stockholders. Prospective nominees are evaluated by the nominating and governance committee based on the membership criteria described above and set forth in our Governance Guidelines.
A stockholder who wishes to recommend a prospective nominee to the board of directors for consideration by the nominating and governance committee should notify our Secretary in writing at our principal office. Such notice must be delivered to our offices by the deadline relating to stockholder proposals to be considered for inclusion in our proxy materials, as described under “General Information — Stockholder Proposals for the 2025 Annual Meeting” in this proxy statement.
Each notice delivered by a stockholder who wishes to recommend a nominee to the board of directors for consideration by the nominating and governance committee generally must include the following information about the proposed nominee:
•    the name, age, business address and residence address of the proposed nominee;
•    the principal occupation of the proposed nominee;
•    the number of shares of our capital stock beneficially owned by the proposed nominee;
•    a description of all compensation and other relationships during the past three years between the stockholder and the proposed nominee;
•    any other information relating to the proposed nominee required to be disclosed pursuant to Section 14 of the Securities Exchange Act of 1934, as amended, the "Exchange Act"; and
•    the proposed nominee’s written consent to serve as a director if elected.
The nominating and governance committee may require any proposed nominee recommended by a stockholder to furnish such other information as the nominating and governance committee may reasonably require, including, among other things, information to determine the eligibility of such person to serve as an independent director or that could be material to a stockholder’s understanding of the independence, or lack thereof, of such person.
In addition, a stockholder may nominate an individual for election at an annual meeting, without the approval of our nominating and governance committee, by following the procedures set forth in Article 3 of our Amended and Restated Bylaws and summarized below under “General Information - Stockholder Proposals for the 2025 Annual Meeting”.

Communications with Directors
Stockholders and interested parties may contact our directors to provide comments, to report concerns, or to ask a question, by mail at the following address:
Executive Chair of the Board of Directors
Performant Financial Corporation
900 South Pine Island Road, Suite 150
Plantation, Florida 33324
Executive Officers
Below is additional biographical information about our executive officers, other than our Executive Chair, Ms. Im and our Chief Executive Officer, Mr. Kohl, both of whom serve as directors;
Rohit Ramchandani has served as our Chief Financial Officer since May 2023. Prior to appointment as Chief Financial Officer Mr. Ramchandani served as the Senior Vice President of Finance and Strategy in addition to a variety of roles at Performant prior to that spanning March 2014 to May 2023. With a background in finance, Mr. Ramchandani has over a decade of financial strategy and operations experience. Mr. Ramchandani was a key financial partner in our internal and external operations during this time including the transformation of Performant into a wholly Healthcare market focused Company. Prior to Performant Mr. Ramchandani worked at Financial Technology Partners, an investment bank focused on the financial technology sector. Mr. Ramchandani holds a Bachelor of Science in Business Administration and a Bachelor of Science in Economics/Mathematics, both from the University of Southern California.
Ian A. Johnston has served as our Vice President and Chief Accounting Officer since April 2017. Prior to appointment as Vice President and Chief Accounting Officer, Mr. Johnston served as the Company’s Corporate Controller since 2005. Mr. Johnston has 30 years of experience in a variety of industries, including service as Vice President and Corporate Controller of InVision Technologies, Inc., a manufacturer of airport security screening devices, and Corporate Controller of CardioGenesis Corporation, a medical device company. He received his Certified Public Accountant accreditation in California, and received a bachelor’s degree in economics and an MBA from the University of California, Berkeley.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
Related Party Transaction Policy
We have a formal written policy that our executive officers, directors, holders of more than 5% of any class of our voting securities, and any member of the immediate family of and any entity affiliated with any of the foregoing persons, are not permitted to enter into a related party transaction with us without the prior consent of our audit committee, or other independent members of our board of directors in the event it is inappropriate for our audit committee to review such transaction due to a conflict of interest. Any request for us to enter into a transaction with an executive officer, director, principal stockholder, or any of their immediate family members or affiliates, in which the amount involved exceeds $120,000 must first be presented to our audit committee for review, consideration and approval. In approving or rejecting any such proposal, our audit committee is required to conduct a review of all relevant facts reasonably available to our audit committee, including, but not limited to, whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances and the extent of the related party’s interest in the transaction.
Indemnification Agreements
We have entered into indemnification agreements with each of our directors and executive officers. The indemnification agreements and our Amended and Restated Bylaws require us to indemnify these individuals to the fullest extent permitted by Delaware law, subject to certain exceptions.

EXECUTIVE COMPENSATION
Executive Compensation
Compensation Philosophy and Objectives
Our compensation philosophy is to align executive compensation with the interests of our stockholders and therefore to establish financial objectives that our board of directors believes are primary determinants of long-term stockholder value. The primary goal of our executive compensation program is to ensure that we hire and retain talented and experienced executives who are motivated to achieve or exceed our short-term and long-term corporate goals. Our executive compensation programs are designed to reinforce a strong pay-for-performance orientation and to serve the following purposes:
•    to reward our named executive officers for sustained financial and operating performance and leadership excellence;
•    to align their interests with those of our stockholders; and
•    to encourage our named executive officers to remain with us for the long-term.
Compensation Determination Process
All compensation decisions for our executive officers are made by the independent members of our board of directors, generally following the recommendation of our compensation committee. Typically, our Chief Executive Officer makes recommendations to our compensation committee regarding compensation for our executive officers, provided, however, that our Chief Executive Officer makes no recommendations as to his own compensation. Our compensation committee’s recommendations to our board of directors are based on its assessment of the performance of our Company and each individual executive officer, as well as other factors, such as prevailing industry trends. In making recommendations on salaries, annual incentives and equity compensation in 2023, our compensation committee retained the services of compensation consultant Pay Governance to assist in designing our executive compensation program and in identifying market benchmarks for purposes of evaluating the reasonableness and competitiveness of such program.
Elements of Compensation
For fiscal 2023, our executive compensation program consisted of the following elements, each established as part of our program in order to achieve the compensation objective specified below:

Compensation Element	Compensation Objectives Designed to be Achieved and Key Features
Base Salary	Base salary attracts and retains talented executives, recognizes individual roles and responsibilities and provides stable income.
Cash-Based Incentive Compensation	Directly ties pay to key financial metrics, which we believe will lead to sustained value for all stakeholders over the long term.
Equity-Based Compensation
Equity-based compensation, provided primarily in the form of performance stock units and restricted stock units, reinforces the importance of a long-term, ownership orientation, creates alignment with our stockholders, and promotes retention. Equity-based compensation is a critical component of compensation for our executives.

Severance and Other Benefits Potentially Payable upon Termination of Employment or Change in Control	Provides certain of our executives with additional incentives to focus on executing our growth strategies and incentives in connection with a potential change of control transaction.
Health and Welfare Benefits	Rounds out a competitive compensation package and aids in retaining our executives.

We do not currently have, and we do not expect to have, formal policies relating to the allocation of total compensation among the various elements of our compensation program.
Base Salaries
The base salaries of our named executive officers are an important part of their total compensation package, and are intended to reflect their respective positions, duties and responsibilities. Base salary is a visible and stable fixed component of our compensation program. Base salaries for our named executive officers were initially established through arms-length negotiation at the time an executive was hired. Our compensation committee reviews the annual base salaries of each of our named executive officers periodically when adjusting annual base salaries, generally referring to the range of the 25th percentile to the 50th percentile of similar positions within comparable companies based on general market surveys.
The following table sets forth the base salaries of our named executive officers for fiscal 2023:
Named Executive Officer Fiscal 2023 Base Salary
Lisa Im……..............................................................$400,000
Simeon Kohl.............................................................$345,000
Rohit Ramchandani...................................................$271,000
Ian Johnston……......................................................$242,000
Harold Leach…........................................................$230,000
Cash-Based Incentive Compensation
We consider annual cash incentive bonuses to be an important component of our total compensation program which provides incentives to retain and motivate our named executive officers. Each named executive officer is eligible to receive an annual performance-based cash bonus based on a specified target annual bonus award amount, expressed as a percentage of the named executive officer’s base salary.
As discussed below, based on actual results for fiscal 2023 measured against our internal management plan, our named executive officers did not achieve their individual target bonus percentages, which differ by individual, and therefore our named executive officers did not receive cash-based incentive compensation for fiscal 2023.
Each named executive officer has a target percentage which is determined by our board of directors at the recommendation of our compensation committee based on input from Pay Governance’s, the independent compensation consultant engaged by our compensation committee, analysis of publicly available information from comparable companies.
For fiscal 2023, our annual cash incentive bonus program provided our named executive officers the opportunity to earn their full target bonus opportunity based on the achievement of annual revenue, measured at 65% of eligible target bonus, and EBITDA, measured at 35% of eligible target bonus. The formula for determining the bonus earned by each of our named executive officers was as follows:
[(Actual 2023 Revenue – Plan 2023 Revenue) / Plan 2023 Revenue] x 65% x Target Percentage
Plus
[(Actual 2023 EBITDA – Plan 2023 EBITDA) / Plan 2023 EBITDA] x 35% x Target Percentage

No bonus would be payable to our named executive officers in the event actual revenue and EBITDA were less than 90% of internal management plan. Each component (revenue and EBITDA) eligibility is calculated separately. Illustratively, if 90% of EBITDA target is not achieved, then 35% of bonus eligibility is not awarded. Each bonus component (revenue and EBITDA) is capped at 150% of each named executive officer’s target bonus opportunity and the cap can only be achieved if the actual results are 110% of internal plan. If results are 90% of internal plan, the bonus opportunity drops to 50% of component eligibility.
In early 2024, our compensation committee determined that actual revenue for fiscal 2023 of $113.7 million did not meet the 90% threshold so none of the 65% component was eligible for payout, while actual EBITDA did not meet the 90% threshold so none of the 35% component was eligible for payout.
For 2024, we have adopted a similarly structured annual performance-based cash bonus program for named executive officers.
In addition to our formal cash incentive programs, our compensation committee may approve discretionary bonuses to be paid to our named executive officers from time to time, when it determines it to be appropriate to reward performance or incentivize future results.
Equity-Based Compensation
We view equity-based compensation as a critical component of our balanced total compensation program. Equity-based compensation creates an ownership culture among our employees that provides an incentive to contribute to the continued growth and development of our business and aligns the interest of executives with those of our stockholders. Our formal policy for determining the number of equity-based awards to grant to named executive officers is based on analysis of general market surveys. Our compensation committee does reference the 50th percentile of similar positions within comparable companies when approving annual equity awards.
In May 2023, in connection with Mr. Kohl’s promotion to Chief Executive Officer, our board of directors and our compensation committee approved equity awards with respect to a total of 366,898 shares to Mr. Kohl, which is 50% in the form of restricted stock units that vest in equal annual installments over four (4) years and 50% in the form of performance stock units that vest in four distinct tranches based on the attainment of certain stock price hurdles (collectively, the “Kohl Promotion Equity Awards”). Similarly, in May 2023, in connection with Mr. Ramchandani’s promotion to Chief Financial Officer, our board of directors and our compensation committee approved equity awards with respect to a total of 216,724 shares to Mr. Ramchandani, which is 50% in the form of restricted stock units that vest in equal annual installments over four (4) years and 50% in the form of performance stock units that vest in four distinct tranches based on the attainment of certain stock price hurdles (collectively, the “Ramchandani Promotion Equity Awards”)
Welfare Benefits
We maintain a 401(k) retirement savings plan for our employees, including our named executive officers, who satisfy certain eligibility requirements. Our named executive officers are eligible to participate in the 401(k) plan on the same terms as other full-time employees. For 2023, we did not match employees' contributions to the 401(k) plan. We believe that providing a vehicle for tax-deferred retirement savings though our 401(k) plan adds to the overall desirability of our executive compensation package and further incentivizes our employees, including our named executive officers, in accordance with our compensation policies; therefore, we may consider a match program in the future.
All of our full-time employees, including our named executive officers, are eligible to participate in our health and welfare plans. These health and welfare plans include medical, dental and vision benefits; short-term and long-term disability insurance; and supplemental life and AD&D insurance.
Role of Executive Officers in Determining Executive Compensation
Our chief executive officer made recommendations to our board of directors and to our compensation committee to assist in determining fiscal 2023 compensation levels, other than with respect to his own compensation. While our board of directors and our compensation committee utilized this information, the ultimate decisions regarding fiscal 2023 executive compensation were made by our board of directors and our compensation committee, as applicable.

Share Ownership Guidelines
In April 2021, our board of directors adopted share ownership guidelines for our executive officers. We believe these guidelines help align the interests of our executives with those of our stockholders and may act as a risk mitigation device.
The share ownership guidelines are based on a multiple of base salary. Under the guidelines, our chief executive officer is required to own shares of our common stock with a value equal to at least four times the executive’s annual base salary. Each of our other executive officers is required to own shares of our common stock with a value equal to at least two times the executive’s annual base salary. The executive officers subject to the guidelines must attain the applicable stock ownership targets by the later of five years after the date the guidelines were adopted and five years after the date the individual became an executive officer.
Employment and Change in Control and Severance Agreements
The section below describes the employment agreements that we have entered into with our Chief Executive Officer, and our Chief Financial Officer, and the form of employment agreement that each of our other named executive officers entered into.
Chief Executive Officer
We entered into an employment agreement with Simeon Kohl on April 26, 2024. There was no previous employment agreement between us and Mr. Kohl prior to the one entered on April 26, 2024. This agreement sets forth the terms and conditions of employment of Mr. Kohl, including an initial annual base salary of $345,000, target bonus opportunity of 75% of his annual base salary, the Kohl Promotion Equity Awards and employee benefits eligibility.
Contemporaneously with his employment agreement, Mr. Kohl entered into a Change in Control and Severance Agreement with the Company (the “Kohl Severance Agreement”). Pursuant the Kohl Severance Agreement, in the event Mr. Kohl’s employment terminates as a result of an involuntary termination (as defined in the Kohl Severance Agreement) apart from a change in control (as defined in the Kohl Severance Agreement), and subject to his execution of a general release of claims and continued compliance with certain restrictive covenants, including a non-compete, contained in the Proprietary Information and Inventions Assignment Agreement entered into with Mr. Kohl, Mr. Kohl is entitled to a severance payment equal to the sum of: (i) one hundred percent (100%) of his then current annual base salary and target bonus and (ii) a lump sum payment equal to twelve (12) months of premiums under COBRA for health insurance coverage. As of April 26, 2024, the aggregate value of such severance payment would be equal to $649,409 for Mr. Kohl.
Under the Kohl Severance Agreement, in the event Mr. Kohl is either employed at the time of a change in control or his employment terminates as a result of an involuntary termination on or with three (3) months prior to a change in control, and subject to his execution of a general release of claims and continued compliance with certain restrictive covenants, including a non-compete, contained in the Proprietary Information and Inventions Assignment Agreement entered into with Mr. Kohl, each performance-based equity award held by Mr. Kohl shall be treated as follows: (i) in the case of a performance-based equity award where performance is measured against the Company’s stock price or similar market-based performance criteria, the performance-based equity award will fully accelerate as of the date of the consummation of the change in control, and (ii) in the case of a performance-based equity award where performance is measured against a business performance metric that is not measured against the Company’s stock price or similar market-based metric, such performance criteria will be deemed satisfied at 100% of target for any unfinished performance period and such performance-based equity award will convert to time based vesting on a ratable basis for the remainder of the original performance period.
Further under the Kohl Severance Agreement, in the event that Mr. Kohl’s employment terminates as a result of an involuntary termination either on or at any time within twelve months (12) months after a change in control, or within three (3) months prior to a change in control, Mr. Kohl shall be entitled to the following severance benefits: (i) a severance payment equal to the sum of one hundred fifty percent (150%) of his then current annual base salary and target bonus; (ii) all of Mr. Kohl’s then outstanding equity awards subject to time-base vesting (including any performance-based equity awards that were converted into time-based equity awards upon the change in control) will become fully vested and exercisable and (iii) a lump sum payment equal to eighteen (18) months of premiums under COBRA for health insurance coverage. As of April 26, 2024, the aggregate change in control severance payment would be equal to $2,557,187 for Mr. Kohl, of which $1,583,073 is related to the value of the acceleration of Mr. Kohl's outstanding unvested equity awards based on the closing price of our stock on April 26, 2024 of $2.72.

Chief Financial Officer
We entered into an employment agreement with Rohit Ramchandani on April 26, 2024. There was no previous employment agreement between us and Mr. Ramchandani prior to the one entered on April 26, 2024. This agreement sets forth the terms and conditions of employment of Mr. Ramchandani, including an initial annual base salary of $290,000, target bonus opportunity of 75% of his annual base salary, the Ramchandani Promotion Equity Awards and employee benefits eligibility.
Contemporaneously with his employment agreement, Mr. Ramchandani entered into a Change in Control and Severance Agreement with the Company (the “Ramchandani Severance Agreement”). Pursuant to the Ramchandani Severance Agreement, in the event Mr. Ramchandani’s employment terminates as a result of an involuntary termination (as defined in the Ramchandani Severance Agreement) apart from a change in control (as defined in the Ramchandani Severance Agreement), and subject to his execution of a general release of claims, Mr. Ramchandani is entitled to a severance payment equal to the sum of: (i) seventy-five percent (75%) of his then current annual base salary and target bonus and (ii) a lump sum payment equal to nine (9) months of premiums under COBRA for health insurance coverage. As of April 26, 2024, the aggregate value of such severance payment would be equal to $334,454 for Mr. Ramchandani.
Under the Ramchandani Severance Agreement, in the event Mr. Ramchandani is either employed at the time of a change in control or his employment terminates as a result of an involuntary termination on or with three (3) months prior to a change in control, subject to his execution of a general release of claims, each performance-based equity award held by Mr. Ramchandani shall be treated as follows: (i) in the case of a performance-based equity award where performance is measured against the company’s stock price or similar market-based performance criteria, the performance-based equity award will fully accelerate as of the date of the consummation of the change in control, and (ii) in the case of a performance-based equity award where performance is measured against a business performance metric that is not measured against the Company’s stock price or similar market-based metric, such performance criteria will be deemed satisfied at 100% of target for any unfinished performance period and such performance-based equity award will convert to time based vesting on a ratable basis for the remainder of the original performance period.
Further, under the Ramchandani Severance Agreement, the event that Mr. Ramchandani’s employment terminates as a result of an involuntary termination either on or at any time within twelve months (12) months after a change in control, or within three (3) months prior to a change in control, Mr. Ramchandani shall be entitled to the following severance benefits: (i) a severance payment equal to the sum of one hundred percent (100%) of his then current annual base salary and target bonus; (ii) all of Mr. Ramchandani’s then outstanding equity awards subject to time-base vesting (including any performance-based equity awards that were converted into time-based equity awards upon the change in control) will become fully vested and exercisable and (iii) a lump sum payment equal to twelve (12) months of premiums under COBRA for health insurance coverage. As of April 26, 2024, the aggregate change in control severance payment would be equal to $1,451,544 for Mr. Ramchandani of which $1,005,606 is related to the value of the acceleration of Mr. Ramchandani's outstanding unvested equity awards based on the closing price of our stock on April 26, 2024 of $2.72.
Other Named Executive Officers
Each of our named executive officers, other than Mr. Kohl and Mr. Ramchandani, has entered into our standard form of employment agreement. Our standard employment agreement provides for the named executive officer’s initial salary at the time of the agreement and grants the named executive officer the right to participate in our standard benefit plans. These agreements also contain confidential information and invention assignment provisions and do not provide for severance.
Tax Considerations
As a general matter, our compensation committee reviews and considers the various tax and accounting implications of compensation programs we utilize.

Incentive-Based Compensation Recoupment (“Clawback”) Policy
In November 2023, our board of directors adopted an incentive-based compensation recoupment (“clawback”) policy that complies with the final regulations adopted by the SEC to implement the requirements of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the listing standards adopted by The Nasdaq Stock Market to implement those SEC regulations. Under the policy, in the event the company is required to prepare an accounting restatement to correct an error in previously issued financial statements that is material to the previously issued financial statements or that would result in a material misstatement if the error were corrected in the current period or left uncorrected in the current period, the company will recover erroneously awarded incentive-based compensation (as defined in the policy) previously paid to the Company’s covered executives (as defined in the policy) in accordance with the terms of the policy. Furthermore, under the policy, the company is prohibited from indemnifying any covered executive against the loss of incorrectly awarded incentive-based compensation.
Limitations on Hedging and Pledging
Under our insider trading policy, our employees, including our executive officers, and board members are prohibited from trading in our securities on a short-term basis, purchasing our securities on margin, making short sales in our securities, buying or selling put or call options on our stock, pledging our securities as collateral for a loan, and engaging in other hedging or monetization transactions such as prepaid variable forwards, equity swaps, collars and exchange funds, that permit a holder to continue to own our securities but, without the full risks and rewards of ownership.

Summary Compensation Table
The following table presents information concerning the total compensation of our named executive officers for services rendered to us in all capacities for the fiscal years ended December 31, 2023 and December 31, 2022:

Name and Principal Position	Year	Salary($)	Bonus($)	Stock Awards($)(1)	All other Compensation($)		Total($)
Lisa C. Im
Executive Chair of the Board of Directors/Secretary(2)	2023	400,005			22,194	(3)	422,199
Chief Executive Officer and Chair of the Board of Directors	2022	400,005			22,223	(3)	422,228

Simeon M. Kohl
Chief Executive Officer(4)	2023	345,000		942,928	1,842	(5)	1,289,770
President	2022	340,772		677,582	1,798	(5)	1,020,152

Rohit Ramchandani(6)
Chief Financial Officer	2023	270,770		556,981	531	(5)	828,282

Ian A. Johnston
Vice President and Chief Accounting Officer	2023	241,847		51,872	4,312	(5)	298,031
	2022	240,000		218,661	4,341	(5)	463,002

Harold T. Leach, Jr.
Chief Compliance Officer	2023	519,805			9,013	(7)	528,818
	2022	242,008			24,193	(7)	266,201
(1)    The value of the equity awards is based on the fair value of the award as of the grant date calculated in accordance with ASC 718, excluding any estimate of future forfeitures. Our assumptions with respect to the calculation of these values are set forth in Note 6 “Stock-Based Compensation” in the Notes to Consolidated Financial Statements in our Annual Report on Form 10-K for fiscal years ended December 31, 2023 and 2022. Regardless of the value on the grant date, the actual value that may be recognized by the executive officers will depend on the market value of our common stock on a date in the future when a stock award vests or a stock option is exercised.
(2)    On May 5, 2023, Ms. Im resigned from her position as Chief Executive Officer of the Company and was appointed by the board of directors to serve as Executive Chair of the board of directors.
(3)     Includes payments for vehicle allowance ($18,000) and Company-paid life insurance premium benefits ($4,194) for 2023, and includes payments for vehicle allowance ($18,000) and Company-paid life insurance premium benefits ($4,223) for 2022.
(4)    On May 5, 2023, in connection with the resignation of Ms. Im from her position as Chief Executive Officer, the board of directors appointed Mr. Kohl as Chief Executive Officer of the Company. Prior to such appointment, Mr. Kohl served as the Company's President.
(5)     Includes Company-paid life insurance premium benefits.
(6)     On May 5, 2023, the board of directors of the Company appointed Mr. Ramchandani as the Chief Financial Officer of the Company. Prior to such appointment, Mr. Ramchandani served as the Company’s Senior Vice President of Finance and Strategy.
(7)     Includes payments for vehicle allowance ($6,800) and Company-paid life insurance premium benefits ($2,213) for 2023, and includes payments for vehicle allowance ($20,400) and Company-paid life insurance premium benefits ($3,793) for 2022.

Outstanding Equity Awards at Fiscal Year-End
The following table presents information on all outstanding equity awards held by our named executive officers as of December 31, 2023:

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options(#)		Option Exercise Price ($/share)	Expiration Date of Options	Number of Shares or Units of Stock that have not Vested(#)		Market Value of Shares or Units of Stock that have not Vested($)(1)
	Exercisable	Unexercisable
Simeon M. Kohl					40,500	(2)	126,765
					75,000	(3)	234,750
					124,614	(4)	390,042
					183,449	(5)	574,195
					183,449	(6)	416,429

Rohit Ramchandani	10,000		3.57	3/17/2025	31,050	(2)	97,187
	10,000		1.74	2/22/2026	69,486	(4)	217,491
					108,362	(5)	245,982
					108,362	(6)	339,173

Ian A. Johnston					25,000	(2)	78,250
					59,418	(4)	185,978
					21,086	(7)	65,999
(1)The market value is based on $3.13 per share, which was the market price of our common stock on December 29, 2023.
(2)The restricted stock unit award vests at a rate of 25% annually on the first, second, third and fourth anniversaries of August 14, 2021, provided that the named executive officer remains in continuous service through each vest date, subject to vesting acceleration pursuant to the terms of the Kohl Severance Agreement or the Ramchandani Severance Agreement, to the extent applicable.
(3)The restricted stock unit award vests at a rate of 25% annually on the first, second, third and fourth anniversaries of March 10, 2022, provided that the named executive officer remains in continuous service through each vest date, subject to vesting acceleration pursuant to the terms of the Kohl Severance Agreement, to the extent applicable.
(4)The restricted stock unit award vests at a rate of 25% annually on the first, second, third, and fourth anniversaries of August 15, 2022, provided that the named executive officer remains in continuous service through each vest date, subject to vesting acceleration pursuant to the terms of the Kohl Severance Agreement or the Ramchandani Severance Agreement, to the extent applicable.
(5)Restricted Stock Unit Award was granted on May 5, 2023. These Restricted Stock Units shall vest over a four-year period based upon continuous service through each vesting date and the trading price of the Company's Common Stock during the relevant vesting period, subject to vesting acceleration pursuant to the terms of the Kohl Severance Agreement or the Ramchandani Severance Agreement, to the extent applicable. Specifically, and subject to the vesting limitations described below, the trading price for Company's shares will need to be sustained for 60 consecutive trading days for one of the following vesting thresholds to have been met. Target Stock Price Hurdles are increases by year of +25%, +50%, +75%, and +100% versus initial stock price based on 60-day VWAP of $3.16 per share of one share on the Grant Date in each of the four years following the Grant Date. The vesting for the Restricted Stock Units and associated Stock Price Hurdles will be allocated into the following four tranches: (i) Tranche 1, 25% Vesting Percentage, $3.95 Stock Price Hurdle; (ii) Tranche 2, 50% Vesting Percentage, $4.74 Stock Price Hurdle; (iii) Tranche 3, 75% Vesting Percentage, $5.52 Stock Price Hurdle; and (iv) Tranche 4, 100% Vesting Percentage, $6.31 Stock Price Hurdle. The Restricted Stock Units within each Tranche will vest in accordance with the following: For Tranche 1, named executive officer shall have up to three years to achieve the Stock Price Hurdle. If the Stock Price Hurdle is achieved before 12 months, named executive officer vests in the Tranche 1 RSUs at 12 months. If the Stock Price Hurdle is achieved in month 13 - 36, named executive officer vests in the Tranche 1 RSUs whenever the Stock Price Hurdle is achieved. If the Stock Price Hurdle is not achieved by 36 months, the RSUs tied to Tranche 1 are forfeited. For Tranche 2, named executive officer shall have up to three years to achieve the Stock Price Hurdle. If the Stock Price Hurdle is achieved before 24 months, named executive officer vests in the Tranche 2 RSUS at 24 months. If the Stock Price Hurdle is achieved in month 25 - 36, named executive officer vests in the Tranche 2 RSUs whenever the Stock Price Hurdle is achieved. If the Stock Price Hurdle is not achieved by 36 months, the RSUs tied to Tranche 2 are forfeited. For Tranche 3, named executive officer shall have up to four years to achieve the Stock Price Hurdle. If the Stock Price Hurdle is achieved before 36 months, named executive officer vests in the Tranche 3 RSUs at 36 months. If the Stock Price Hurdle is achieved in month 37 - 48, named executive officer vests in the Tranche 3 RSUs whenever the Stock Price Hurdle is achieved. If the Stock Price Hurdle is not achieved by 48 months, the RSUs tied to Tranche 3 are forfeited. For Tranche 4, named executive officer shall have up to four years to hit the Stock Price Hurdle. If the Stock Price Hurdle is achieved before 48 months, named executive officer vests in the Tranche 4 RSUs 48 months. If the Stock Price Hurdle is not achieved by 48 months, the RSUs tied to Tranche 4 are forfeited.

(6)Restricted Stock Unit Award was granted on May 5, 2023. The Restricted Stock Units will vest in four equal installments on the first day of the next open trading window immediately following the first, second, third and fourth anniversaries of the grant date provided that the named executive officer remains in continuous service through each vest date, subject to vesting acceleration pursuant to the terms of the Kohl Severance Agreement or the Ramchandani Severance Agreement, to the extent applicable.
(7)The restricted stock unit award vests on the first anniversary of August 16, 2023, provided that the named executive officer remains in continuous service through the vest date.
Pay Versus Performance

Year	Summary Compensation Table Total for PEO #1 ($)(1)	Summary Compensation Table Total for PEO #2 ($)(1.1)	Compensation Actually Paid to PEO #1 ($)(2)	Compensation Actually Paid to PEO #2 ($)(2.1)	Average Summary Compensation Table Total For Non-PEO Named Executive Officers ($)(3)	Average Compensation Actually Paid to Non-PEO Named Executive Officers ($)(4)	Value of Initial Fixed $100 Investment Based on Total Shareholder Return ($)(5)	Net Income (loss) ($)(in thousands)
2023	$1,289,770	$422,199	$1,056,967	$422,199	$551,710	$475,112	$355.28	$(7,519)
2022		$422,228		$422,228	$583,118	$789,994	$409.76	$(6,537)
2021		$492,418		$492,418	$597,538	$696,029	$273.55	$(10,288)
(1)    The dollar amounts reported in column 1 are the amounts reported in the “Total” column of the Summary Compensation Table for Simeon Kohl, appointed CEO in May 2023.
(1.1)    The dollar amounts reported in column 1.1 are the amounts reported in the “Total” column of the Summary Compensation Table for Lisa C. Im, Executive Chair of the Board, who was also CEO until May 2023.
(2)    The amounts shown in column 2 for “Compensation Actually Paid” (CAP) have been calculated in accordance with SEC rules as provided in § 229.402 (Item 402) Executive compensation, paragraph (n)(2)(x). Mr. Kohl was appointed as our CEO in May 2023. The following table sets forth the adjustments made to the information provided in the Summary Compensation Table to arrive at the Compensation Actually Paid for Mr. Kohl for 2023:

Adjustments to Determine Compensation "Actually Paid" to PEO	2023
Deduction for Amounts Reported under the "Stock Awards" Column in the SCT	(942,928)
Deduction for Amounts Reported under the "Option Awards" Column in the SCT	0
Increase for Fair Value of Awards Granted during year that Remain Unvested as of Year end	990,624
Increase for Fair Value of Awards Granted during year that Vest during year	0
Increase/deduction for Change in Fair Value from Prior Year-end to current Year-end of Awards Granted Prior to year that were Outstanding and Unvested as of Year-end	(115,255)
Increase/deduction for Change in Fair Value from Prior Year-end to Vesting Date of Awards Granted Prior to year that Vested during year	(150,571)
Deduction of Fair Value of Awards Granted Prior to year that were Forfeited during year	(14,673)
Increase based upon Incremental Fair Value of Awards Modified during year	0
Increase based on Dividends or Other Earnings Paid during year prior to Vesting Date of Award	0
Total Adjustments	(232,803)
(2.1)    The amounts shown in column 2.1 for “Compensation Actually Paid” (CAP) have been calculated in accordance with SEC rules and represent amounts reported in the Summary Compensation Table. For Ms. Im, our CEO until May 2023, there were no adjustments required to the amounts disclosed in the Summary Compensation Table, as Ms. Im does not have any outstanding restricted stock unit or in-the-money option awards.
(3)     Our non-PEO Named Executive Officers for 2023 are comprised of Mr. Ramchandani, Mr. Leach, and Mr. Johnston. Our non-PEO Named Executive Officers for 2022 and 2021 are comprised of Mr. Kohl, Mr. Leach, and Mr. Johnston.
(4)    The following table sets forth the adjustments made to the information provided in the Summary Compensation Table to arrive at the Average Compensation Actually Paid for our non-PEO Named Executive Officers for each of the years presented:

Adjustments to Determine Average Compensation "Actually Paid" for Non-PEO NEOs	2023	2022	2021
Deduction for Amounts Reported under the "Stock Awards" Column in the SCT	(202,951)	(298,748)	(276,327)
Deduction for Amounts Reported under the "Option Awards" Column in the SCT	—	—	—
Increase for Fair Value of Awards Granted during year that Remain Unvested as of Year end	217,051	415,605	145,403
Increase for Fair Value of Awards Granted during year that Vest during year	—	—	—
Increase/deduction for Change in Fair Value from Prior Year-end to current Year-end of Awards Granted Prior to year that were Outstanding and Unvested as of Year-end	(29,593)	88,034	143,302
Increase/deduction for Change in Fair Value from Prior Year-end to Vesting Date of Awards Granted Prior to year that Vested during year	(56,214)	1,985	86,113
Deduction of Fair Value of Awards Granted Prior to year that were Forfeited during year	(4,891)	—	—
Increase based upon Incremental Fair Value of Awards Modified during year	—	—	—
Increase based on Dividends or Other Earnings Paid during year prior to Vesting Date of Award	—	—	—
Total Adjustments	(76,598)	206,876	98,491
(5)    Total Shareholder Return is calculated as the sum of the difference between our share price at the end of each year shown and the beginning of the measurement period. There were no dividends paid during the measurement period. The share price difference is divided by our share price at the beginning of the measurement period. The beginning of the measurement period for each year in the table is December 31, 2020.

+

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information as of April 23, 2024 about the number of shares of Common Stock beneficially owned by:
•    each person or group of persons known to us to be the beneficial owner of more than 5% of our Common Stock;
•    each of our current executive officers named under “Executive Compensation—Summary Compensation Table”;
•    each of our directors; and
•    all of our directors and executive officers as a group.
Unless otherwise noted below, the address of each beneficial owner listed in the table is: c/o Performant Financial Corporation, 900 South Pine Island Road, Suite 150, Plantation, Florida 33324.
We have determined beneficial ownership in accordance with the rules of the SEC. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons and entities named in the table below have sole voting and investment power with respect to all shares of common stock that they beneficially own, subject to applicable community property laws.
The percentage of Common Stock beneficially owned is based on 76,920,460 shares issued and outstanding as of April 23, 2024. For purposes of calculating each person’s or group’s percentage ownership, shares of common stock issuable pursuant to the terms of stock options or restricted stock units exercisable or vesting within 60 days after April 23, 2024 are included as outstanding and beneficially owned for that person or group, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person or group. Beneficial ownership representing less than 1% is denoted with an asterisk (*).

Name of Beneficial Owner	Shares Beneficially Owned
	Number (1)	Percentage
5% Stockholders:

Prescott Group Capital Management, LLC (2)	15,793,291	20.5%
First Light Asset Management, LLC (3)	9,696,781	12.6%
Blackrock, Inc. (4)	4,501,618	5.9%
Topline Capital Management, LLC (12)	3,882,824	5.0%

Executive Officers and Directors:
Lisa C. Im	1,416,434	1.8%
Simeon M. Kohl (5)	395,960	*
Rohit Ramchandani (6)	216,968	*
Ian A. Johnston	278,093	*
Bradley M. Fluegel (7)	441,599	*
William D. Hansen (8)	428,104	*
James LaCamp (9)	381,209	*
Eric Yanagi (10)	3,571,883	4.6%
Shantanu Agrawal	—	*
All Executive Officers and Directors as a group (9 persons) (11)	7,130,250	9.2%
(1)Unless otherwise indicated, includes shares owned by a spouse, minor children and relatives sharing the same home, as well as entities owned or controlled by the named person. Unless otherwise noted, shares are owned of record and beneficially by the named person.

(2)Based on a Schedule 13D/A filed with the SEC on March 20, 2023, by Prescott Group Capital Management, L.L.C. (“Prescott Capital”), and certain entities affiliated or associated with Prescott Capital, including Prescott Group Aggressive Small Cap, L.P., Prescott Group Aggressive Small Cap II, L.P. (together, the “Small Cap Funds”), Prescott Group Aggressive Small Cap Master Fund, G.P. (“Master Fund”) and Phil Frohlich, the principal of Prescott Capital, reflecting shared voting and dispositive power with respect to 15,793,291 shares of common stock of the Company held in the account of the Master Fund, of which the Small Cap Funds are general partners. Prescott Capital serves as the general partner and investment manager of the Small Cap Funds and may direct the Small Cap Funds, the general partners of the Master Fund, to direct the vote and disposition of the 15,763,291 shares of Common Stock held by the Master Fund. As the principal of Prescott Capital, Mr. Frohlich may direct the vote and disposition of the 15,763,291 shares of Common Stock held by the Master Fund The principal business address of Prescott Capital is 1924 South Utica Suite 1120, Tulsa, Oklahoma, 74104.
(3)Based on a Schedule 13G/A filed with the SEC on February 14, 2024, jointly by First Light Asset Management, LLC (the “Manager”) and Mathew P. Arens ("Mr. Arens"). The Manager may be deemed to be the beneficial owner of 9,696,781 shares of common stock of the Company. The Manager acts as an investment adviser to certain persons holding separately managed accounts with the Manager, each of whom has the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, those shares. The Manager may also be deemed to be the beneficial owner of these shares because it acts as an investment adviser to certain private funds. Mr. Arens may also be deemed to be the beneficial owner of these shares because he controls the Manager in his position as managing member and majority owner of the Manager. Mr. Arens also directly holds 625,000 Shares held in joint accounts over which he shares control. The principal business address of the filers is 3300 Edinborough Way, Suite 201, Edina, MN 55435.
(4)Based on a Schedule 13G filed with the SEC on January 29, 2024, by Blackrock, Inc. Blackrock, Inc. serves as a parent holding company registered under the Investment Advisors Act, with sole dispositive power over all of these shares and sole voting power over 4,501,618 of these shares of common stock as of December 31, 2023. The Schedule indicates that sole dispositive power over all these shares is held as of December 31, 2023, by the following subsidiaries of Blackrock, Inc.: BlackRock Advisors, LLC; BlackRock Fund Advisors; BlackRock Institutional Trust Company, National Association; BlackRock Financial Management, Inc.; and BlackRock Investment Management, LLC. No one person’s interest in the common stock of the Company is more than five percent of the total outstanding common shares. The principal business address of the filers is 50 Hudson Yards, New , NY 10001.
(5)Includes 70,863 shares underlying RSUs scheduled to vest within 60 days of April 23, 2024.
(6)Includes 20,000 shares subject to options exercisable within 60 days of April 23, 2024, and 27,092 shares underlying RSUs scheduled to vest within 60 days of April 23, 2024.
(7)Includes 27,675 shares underlying RSUs scheduled to vest within 60 days of April 23, 2024.
(8)Includes 27,675 shares underlying RSUs scheduled to vest within 60 days of April 23, 2024.
(9)Includes 27,675 shares underlying RSUs scheduled to vest within 60 days of April 23, 2024.
(10)Based on a Form 4 filed with the SEC on January 23, 2024 by Eric Yanagi, 3,261,675 of the shares reported are directly held by Mill Road Capital II, L.P. (the "Fund"). Mr. Yanagi is a management committee director of Mill Road Capital II GP LLC (the "GP"), which is the sole general partner of the Fund and has sole authority to vote (or direct the vote of), and to dispose (or direct the disposal) of, these shares on behalf of the Fund. Mr. Yanagi (referred to as the “Reporting Person”) disclaims beneficial ownership of such shares except to the extent of his pecuniary interest therein, if any. In addition, the shares reported include 249,617 shares of common stock from RSU awards to Mr. Yanagi that vested in 2021 and 2022, 2023 and 60,591 shares underlying RSUs scheduled to vest within 60 days of May 13, 2024, all of which Mr. Yanagi has directed to be delivered to Mill Road Capital Management, LLC.. Pursuant to a pre-existing contractual obligation, Mill Road Capital Management, LLC, an affiliate of the Reporting Person that does not have Section 13(d) beneficial ownership of any securities of the issuer, has the right to receive the economic benefit of the reported shares and, accordingly, Mr. Yanagi has no direct pecuniary interest in such shares. The principal business address of Mill Road Capital II, L.P. is 382 Greenwich Ave, Suite One, Greenwich, Connecticut, 06830.
(11)Includes 20,000 shares subject to options exercisable within 60 days of April 23, 2024 and 241,571 underlying RSUs scheduled to vest within 60 days of April 23, 2024.
(12)Based on a Schedule 13G filed with the SEC on April 18, 2024, jointly by Topline Capital Management, LLC (“TCM”), Topline Capital Partners, LP (the “Fund”) and Collin McBirney. The Fund beneficially owns 3,882,824 shares of common stock of the Company. TCM is the investment manager and general partner of the Fund, and Collin Mcbirney is the member-manager of TCM, and, therefore, may be deemed to share the power to direct the voting or disposition of those shares. TCM and Collin McBirney disclaim beneficial ownership of such shares except to the extent of its or his pecuniary interest therein, if any.

AUDIT COMMITTEE REPORT
As part of fulfilling its responsibilities, the audit committee reviewed and discussed the Company’s audited financial statements for the fiscal year ended December 31, 2023 with management and Baker Tilly US, LLP, or "Baker Tilly", and discussed with Baker Tilly those matters required by Auditing Standard No. 1301 as adopted by the Public Company Accounting Oversight Board, or the PCAOB. The audit committee received the written disclosures and the letter from Baker Tilly required by applicable requirements of the PCAOB regarding Baker Tilly’s communications with the audit committee concerning independence and has discussed with Baker Tilly its independence.
Based on these reviews and discussions with management and Baker Tilly, the audit committee recommended to the board of directors that the Company’s audited financial statements for the fiscal year ended December 31, 2023 be included in its Annual Report on Form 10-K filed with the SEC.
The Audit Committee Members
James LaCamp (Chair)
William D. Hansen
Bradley M. Fluegel
Fees Paid to Independent Registered Public Accounting Firm
The audit committee’s policy is to evaluate and determine that the services provided by the Company’s auditors in each year are compatible with the respective auditor’s independence. The following table shows fees billed for each of 2023 and 2022 for professional services rendered by Baker Tilly for the audit of our financial statements and other services.

Year	Audit Fees(1)	Audit-Related Fees(2)	Tax Fees	All Other Fees(3)
2023	1,166,143	—	—	—
2022	1,129,533	—	—	—
(1)    Audit fees are fees for the audit of the Company’s annual financial statements. Audit fees also include fees for the review of financial statements included in the Company’s quarterly reports on Form 10-Q, for services that are normally provided in connection with statutory and regulatory filings or engagements, and in connection with public equity offerings and registration statements.
(2)    Audit-Related Fees are fees billed for the assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.”
(3)    All other fees are fees for products and services other than the services described above.
Audit Committee Pre-Approval Procedures
With respect to independent auditor services and fees, it is our practice to provide pre-approval of audit, audit-related, tax and other specified services on an annual basis. Unless a type of service to be provided by the independent registered public accounting firm has received general pre-approval, we seek specific pre-approval by the audit committee. Other specified services provided by the Company's auditors are generally reapproved only when the fees charged for the provision of such services is expected to be different than the prior year or normal fees. Proposed services anticipated to exceed pre-approved cost levels are discussed with the audit committee. It is our practice that the audit committee Chair has pre-approval authority with respect to permitted services. The Chair of the audit committee reports any pre-approval decisions to our audit committee at its next scheduled meeting.

PROPOSAL 2 — RATIFICATION OF THE APPOINTMENT OF OUR INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM FOR 2024
Based upon its review of Baker Tilly US, LLP (“Baker Tilly”) qualifications, independence and performance, the audit committee of our board of directors has appointed Baker Tilly to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2024. Representatives of Baker Tilly are expected to attend the Annual Meeting, will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.
The appointment of our independent registered public accounting firm is not required to be submitted for ratification by the stockholders. However, as a matter of proper corporate governance, the audit committee is submitting its appointment of Baker Tilly as the Company’s independent registered public accounting firm for 2024 for ratification by our stockholders.
If our stockholders fail to ratify the appointment of Baker Tilly, the audit committee may reconsider whether to retain Baker Tilly, and may continue to retain that firm or appoint another firm without resubmitting the matter to our stockholders. Even if our stockholders ratify the appointment of Baker Tilly, the audit committee may, in its discretion, appoint a different independent registered public accounting firm for us if it determines that such a change would be in the best interests of the Company and our stockholders.
The affirmative vote of a majority of the voting power of the shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter at the Annual Meeting is required to ratify the appointment of Baker Tilly as our independent registered public accounting firm for 2024.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF BAKER TILLY AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2024.

PROPOSAL 3 — APPROVAL OF OUR AMENDED AND RESTATED 2012 STOCK INCENTIVE PLAN
In April 2024, our board of directors approved the amendment and restatement of our Amended and Restated 2012 Stock Incentive Plan (the “2012 Plan”), attached hereto as Appendix A, subject to the approval of our stockholders, to: (i) to increase the number of shares of Common Stock reserved for issuance under the 2012 Plan, including the number of shares that can be issued as incentive stock options under the 2012 Plan, by four million (4,000,000) shares of Common Stock, to bring the total number of shares of Common Stock reserved for issuance under the Amended Stock Plan to eighteen million five hundred fifty thousand (18,550,000) shares of Common Stock, with all such shares, when issued and paid for in accordance with the provisions of the 2012 Plan, to constitute validly issued, fully paid and non-assessable shares of Common Stock, (ii) provide that the full number of shares of Common Stock subject to options or stock appreciation rights that are exercised shall be counted against the number of shares available for issuance pursuant to awards under the Amended Stock Plan regardless of the number of shares actually issued (e.g., shares held to satisfy the exercise price or tax withholdings will not again become available for issuance under the 2012 Plan), (iii) to specify the treatment of certain awards under the 2012 Plan upon the occurrence of a change in control (as defined under the 2012 Plan), (iv) to confirm that awards issued under the 2012 Plan shall be subject to the Company’s recoupment and clawback policies, (v) and to make certain other changes in accordance with recent changes in the law and to reflect best practices (collectively, the “Stock Plan Amendments”). We are asking our stockholders to approve the 2012 Plan, including the Stock Plan Amendments, as approved by our board of directors.
As of December 31, 2023, under our 2012 Plan, we had issued 7,943,874 shares pursuant to vested restricted stock unit awards and exercised option awards under the 2012 Plan, 4,507,754 shares were subject to outstanding restricted stock unit awards and 72,000 shares were subject to outstanding option awards. As of December 31, 2023, the total number of shares of our common stock that could potentially be issued as a result of outstanding awards under the 2012 Plan was 14,550,000, leaving 2,026,372 shares reserved and available for issuance pursuant to future awards granted under the 2012 Plan.
In determining the number of shares requested pursuant to the Stock Plan Amendments, our board of directors considered several factors, such as market practices, feedback from our stockholders, the compensation we anticipate granting in the future, the types of awards that may be granted under the 2012 Plan, and the potential dilution. As of April 23, 2024, the Record Date, the closing price of our common stock on Nasdaq was $2.77 per share. Our board of directors believes that the remaining available for issuance under our 2012 Plan is not sufficient in light of our compensation structure and strategy and our business plan. Our board of directors has concluded that our ability to attract, retain and motivate top quality employees, non-employee directors, consultants and advisors is important to our success and would be enhanced by our continued ability to make grants under the 2012 Plan and that our ability to use equity awards to compensate our personnel is particularly important at this time when we are intently focused on preserving our cash resources. Our board of directors believes that our interests and the interests of our stockholders will be advanced if we can continue to offer our employees, non-employee directors and consultants and advisors the opportunity to acquire or increase their ownership interests in our company. Our board of directors believes that increasing the maximum number of shares that may be issued under the 2012 Plan from 14,550,000 to 18,550,000 shares will ensure that we continue to have a sufficient number of shares with which to achieve our business and compensation strategies.
We do not believe the proposed 4,000,000 share increase will be unduly dilutive to stockholders.
After forecasting our anticipated growth rate for the next few years, we believe that the total of 4,000,000 new shares will be sufficient for approximately three years of equity grants under our current compensation program. We do not anticipate requiring stockholder approval for additional shares until the 2027 Annual Meeting, although we may elect to do so sooner if our growth plan accelerates or other conditions merit requesting more shares. We believe equity incentive compensation is a critical component to our compensation practices and allows us to incentivize our employees and more closely align their efforts with the creation of long-term stockholder value, while also helping to preserve our cash resources as our business goes through a transitional period. In order to continue with our equity compensation practices, we feel it is important for stockholders to approve the Stock Plan Amendments.
If this proposal is not approved by our stockholders, the current share limit under, and other current terms and conditions of, the 2012 Plan will continue in effect.

Summary of the 2012 Plan
The 2012 Plan became effective immediately prior to our initial public offering in July 2012 and was subsequently amended by our board of directors and approved by our stockholders at our 2015, 2017, and 2021 annual meetings. The 2012 Plan authorizes the issuance of restricted shares, stock units, options (which may constitute incentive stock options or nonstatutory stock options), performance shares, stock appreciation rights and cash-based awards. The following summary of the principal features of the 2012 Plan is qualified in its entirety by reference to the 2012 Plan itself. For a more complete description of the terms of the 2012 Plan, you should read a copy of the proposed amended 2012 Plan, which is set forth in Appendix A to this proxy statement.
Integrated Best Practices. The 2012 Plan includes a number of responsible corporate governance provisions. These include, but are not limited to, the following:
•No Evergreen Feature - the 2012 Plan does not include an “evergreen” feature that would cause the number of authorized shares to automatically increase in future years.
•No Discounted Options - stock options and stock appreciation rights may not be granted under the 2012 Plan with exercise prices lower than the fair market value of the underlying shares on the grant date.
•Minimum Vesting Period - the 2012 Plan provides that all future awards will not vest sooner than one year following the date of grant, subject to exceptions in the case of a participant who terminates employment due to his or her retirement, death, disability or a change in control of the Company. To address special circumstances that may arise, there is an exception for up to 5% of the available shares under the 2012 Plan, which will not be subject to the one-year minimum vesting requirement, as determined by the board (or a committee thereof) either at the time an award is granted or at a later date.
•No Automatic Single-Trigger Acceleration on a Change in Control - Awards that are continued or converted into similar awards of the successor company will not accelerate vesting based solely on a change in control.
•No Tax Gross-Ups - Gross-ups are not provided to cover personal income taxes or excise taxes.
•No Dividends on Unearned Awards - the 2012 Plan provides that no dividends or other distributions may be paid with respect to an award unless and until the corresponding service and performance-vesting criteria have been satisfied, although dividends or other distributions may accrue on such unvested awards and become payable later upon vesting.
•Clawback/Recoupment - If the Company is required to prepare restated financial results owing to an executive officer’s intentional misconduct or grossly negligent conduct, our board of directors (or a designated committee) may require reimbursement or forfeiture of incentive compensation. Any awards granted under the 2012 Plan are also subject to clawback and recoupment as required under the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”).
Administration. The compensation committee of our board of directors, or the board of directors acting as the compensation committee may administer the 2012 Plan, including the determination of the recipient of an award, the number of shares subject to each award, whether an option is to be classified as an incentive stock option or nonstatutory option, and the terms and conditions of each award, including the exercise and purchase prices and the vesting or duration of the award. Our board of directors may appoint committees comprised of one or more members of our board of directors or, subject to applicable law and board of director oversight, committees comprised of one or more officers to administer our 2012 Plan with respect to employees who are not subject to Section 16 of the Exchange Act. The 2012 Plan is currently administered by the board of directors, without delegation to any committees.

Eligibility. Our officers and employees and those of our subsidiaries and affiliates are eligible to participate in the 2012 Plan. Our directors and other persons that provide consulting services to us and our subsidiaries and affiliates are also eligible to participate in the 2012 Plan. The term subsidiary is used in this summary to refer to any corporation, if we or one or more other subsidiaries own not less than 50% of the total combined voting power of all classes of outstanding stock of such corporation. The term affiliate is used in this summary to refer to any entity other than a subsidiary, if we or one or more subsidiaries own not less than 50% of such entity. As of December 31, 2023, 958 officers and employees and 4 non-employee directors were eligible to be considered for the grant of awards under the 2012 Plan.
Authorized Shares. We are requesting 4,000,000 additional shares be approved for issuance under the proposed amendments to the 2012 Plan. Prior to the proposed amendments to the 2012 Plan, 14,550,000 shares of our common stock have been authorized for issuance. No more than such aggregate 18,550,000 shares reserved for issuance under the proposed amendment to the 2012 Plan may be delivered upon the exercise of incentive stock options granted under the 2012 Plan plus, to the extent allowable under the incentive stock option rules, any shares that again become available for issuance under the 2012 Plan under the following provision.
As amended, the 2012 Plan provides that shares subject to awards granted under the 2012 Plan that are forfeited or terminated before being exercised or settled, or are not delivered to the participant because such award is settled in cash will again become available for issuance under the 2012 Plan. However, shares that have actually been issued shall not again become available unless forfeited. If Stock units are settled, then only the number of shares (if any) actually issued in settlement of such stock units will reduce the number available for issuance under the 2012 Plan and the balance will again become available for awards under the 2012 Plan. The full number of options exercised will reduce the number shares available for awards under the 2012 Plan, regardless of the number of shares actually issued upon exercise of such options. Shares repurchased on the open market with the proceeds of an option exercise will not become available for future issuance under the 2012 Plan. The full number of stock appreciation rights settled shall be counted against the number of shares available for awards under the 2012 Plan, regardless of the number of shares actually issued in settlement of such stock appreciation rights. Any shares withheld to satisfy the tax withholding obligation pursuant to any option or stock appreciation right shall not be added to the shares available for awards under the 2012 Plan.
Types of Awards.
•Stock options - A stock option is the right to purchase a certain number of shares of stock, at a certain exercise price, in the future. Under our 2012 Plan, incentive stock options and nonstatutory options must be granted with an exercise price of at least 100% of the fair market value of our common stock on the date of grant. Incentive stock options granted to any holder of more than 10% of the voting shares of our company must have an exercise price of at least 110% of the fair market value of our common stock on the date of grant. Each stock option agreement sets forth the term of the options, which is prohibited from exceeding ten years (five years in the case of an incentive stock option granted to any holder of more than 10% of our voting shares), and the extent to which the optionee will have the right to exercise the option following termination of the optionee’s service with the company. Payment of the exercise price may be made in cash or cash equivalents or, if provided for in the stock option agreement evidencing the award, (i) by surrendering, or attesting to the ownership of, shares which have already been owned by the optionee, (ii) by delivery of an irrevocable direction to a securities broker to sell shares and to deliver all or part of the sale proceeds to us in payment of the aggregate exercise price, (iii) by delivery of an irrevocable direction to a securities broker or lender to pledge shares and to deliver all or part of the loan proceeds to us in payment of the aggregate exercise price, (iv) by a “net exercise” arrangement, (v) by delivering a full-recourse promissory note or (vi) by any other form that is consistent with applicable laws, regulations and rules.

•Restricted stock - Restricted stock is a share award that may be subject to vesting conditioned upon continued service, the achievement of performance objectives or the satisfaction of any other condition as specified in a restricted stock agreement. Participants who are granted restricted stock awards generally have all of the rights of a stockholder with respect to such stock, other than the right to transfer such stock prior to vesting. However, a grant may require that any or all dividends or other distributions paid prior to vesting of the stock be automatically deferred and/or reinvested in additional shares of restricted stock (which may be subject to the same restrictions as the initial, underlying award of restricted stock) or be paid in cash on a deferred basis contingent on achievement of vesting. Subject to the terms of the 2012 Plan, our board or compensation committee will determine the terms and conditions of any restricted stock award, including any vesting arrangement, which will be set forth in a restricted stock agreement to be entered into between us and each recipient. Restricted stock may be awarded for such consideration as our board or compensation committee may determine, including without limitation cash, cash equivalents, full-recourse promissory notes, future services or services rendered prior to the award, without cash payment by the recipient.
•Stock units - Stock units or "restricted stock unites" give recipients the right to acquire a specified number of shares of stock at a future date upon the satisfaction of certain conditions, including any vesting arrangement established by our board or compensation committee and as set forth in a stock unit agreement. Unlike restricted stock, the stock underlying restricted stock units will not be issued until the restricted stock units have vested and are settled, and recipients of restricted stock units generally will have no voting or dividend rights prior to the time the vesting conditions are satisfied and the award is settled. Our board or compensation committee may elect to settle vested restricted stock units in cash or in common stock or in a combination of cash and common stock. Subject to the terms of the 2012 Plan, our board or compensation committee will determine the terms and conditions of any restricted stock unit award, which will be set forth in a restricted stock unit agreement to be entered into between us and each recipient.
•Stock appreciation rights - Stock appreciation rights typically will provide for payments to the recipient based upon increases in the price of our common stock over the exercise price of the stock appreciation right. The exercise price of a stock appreciation right will be determined by our board or compensation committee, which shall not be less than the fair market value of our common stock on the date of grant. Our board or compensation committee may elect to pay stock appreciation rights in cash or in common stock or in a combination of cash and common stock.
•Cash-based awards - Cash-based awards may be granted in such number or amount and upon such terms, and subject to such conditions, as our board or compensation committee shall determine at the time of grant. Payment, if any, with respect to a cash-based award shall be made in accordance with the terms of the award agreement and may be made in cash or in shares, as our board or compensation committee determines.
Transferability of Awards. Each award granted under the 2012 Plan is nontransferable by the recipient other than by will or the laws of descent and distribution and will be exercisable during the recipient’s lifetime only by the recipient or by his or her guardian or legal representative, except as otherwise specifically provided for in the award agreement. More particularly, an award may not be assigned, transferred (except as provided in the preceding sentence), pledged or hypothecated (whether by operation of law or otherwise), and will not be subject to execution, attachment or similar process, except as otherwise specifically provided for in the award agreement.
Change in Capitalization; Change in Control. If our outstanding shares of common stock are changed into or exchanged for cash or a different number or kind of shares or securities of the Company or of another corporation through reorganization, recapitalization, reclassification, stock split-up, reverse stock split, stock dividend, stock consolidation, stock combination, stock reclassification or similar transaction, an appropriate adjustment will be made by the board or compensation committee in the number and kind of shares as to which awards may be granted, as well as in the price per share of the common stock covered by each outstanding award.

If we merge with or into another corporation, our board or compensation committee has the discretion to provide for immediate vesting, exercisability and settlement of outstanding awards under the 2012 Plan or settlement of the intrinsic value of such awards (whether or not then vested or exercisable) in cash or cash equivalents or equity followed by cancellation of such awards, unless the awards are assumed, continued or substituted with similar awards by the surviving entity in the merger or a parent or subsidiary of the surviving entity. If we are involved in an asset acquisition, stock acquisition, merger or similar transaction with another entity, our board or compensation committee may make awards under the 2012 Plan by the assumption, substitution or replacement of awards granted by another entity. The terms of such assumed, substituted or replaced awards will be determined by our board or compensation committee in its discretion. Any acceleration of payment of an amount that is subject to Section 409A of the Code will be delayed if necessary until such payments would be permissible under Section 409A.
As amended, the 2012 Plan provides that upon the occurrence of a change in control (as defined under the 2012 Plan), unless otherwise provided in the applicable award agreement: (i) the applicable performance goal(s) for any performance-based award will be deemed achieved the applicable target level, and (ii) subject to certain conditions, unless a replacement award is issued to the participant, all then-outstanding options and stock appreciation rights will become fully vested and exercisable, and all restricted stock, restricted stock units, and all cash-based awards will vest in full, be free of restrictions, and be deemed to be earned and payable in an amount equal to the full value of such award.
Amendment and Termination. The 2012 Plan provides that the 2012 Plan will terminate automatically on April 26, 2031, unless terminated earlier by the board of directors. Our board of directors may amend or terminate the plan at any time, subject to stockholder approval where required by applicable law. Any amendment or termination may not materially impair the rights of holders of outstanding awards without their consent.
Certain United States Federal Income Tax Consequences to Recipients of Awards
The following is a summary of certain United States federal income tax consequences to recipients of awards under the 2012 Plan and is for general information purposes only. This summary is based on the United States federal income tax laws now in effect, and as currently interpreted, and does not take into account possible changes in such laws or interpretations. Furthermore, this summary is not intended to be exhaustive and, among other considerations, does not describe state, local or foreign tax consequences. This summary does not consider the United States federal income tax consequences to recipients in light of their individual circumstances or to recipients subject to special treatment under the federal income tax laws. This summary is not intended as tax advice to any person and recipients of awards should consult their own tax advisors for any federal, state, local and foreign tax effects on their individual circumstances.
Incentive Stock Options. Recipients who receive incentive stock options will be subject to taxation only upon the sale of the common stock acquired upon exercise of the incentive stock option, unless the recipient is subject to the alternative minimum tax at the time of exercise. Upon such a sale, the entire difference between the amount realized upon the sale and the exercise price of the option will be taxable to the optionee. Subject to certain holding period requirements, such difference will be taxed as a capital gain rather than as ordinary income.
Nonstatutory Stock Options. Recipients who receive nonstatutory stock options or stock appreciation rights will be subject to taxation upon exercise of such options or stock appreciation rights on the spread between the fair market value of the common stock on the date of exercise and the exercise price of such options or stock appreciation right. This spread is treated as ordinary income to the recipient, and the Company is permitted to deduct as a compensation expense a corresponding amount. Nonstatutory stock options and stock appreciation rights do not give rise to a tax preference item subject to the alternative minimum tax.
Restricted Stock. Recipients who receive restricted stock subject to a substantial risk of forfeiture will be subject to taxation on income equal to the excess of the fair market value over the price paid (if any) only at the time the restrictions lapse (unless the recipient elects to accelerate recognition as of the date of grant).
Restricted Stock Units. Recipients who receive restricted stock units or cash-based awards are generally subject to tax at the time of settlement or payment, as applicable.
Tax Treatment to the Company. In each of the foregoing cases, the Company will generally have a corresponding deduction at the time the participant recognizes income.

Code Section 409A. Awards under the 2012 Plan are generally intended to be exempt from Section 409A of the Code. However, any awards that do provide for a deferral of compensation and are not exempt from Section 409A of the Code, will be subject to certain requirements with respect to deferral and distribution elections and events. If an award is subject to and fails to satisfy the requirements of Section 409A of the Code, the recipient of that award will be subject to an additional 20% federal income tax and additional state taxes as applicable and will recognize ordinary income on the vested, deferred amounts under the award, even if the award is not yet paid.
THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON PARTICIPANTS AND THE COMPANY WITH RESPECT TO THE GRANT AND EXERCISE OF AWARDS UNDER THE 2012 PLAN. IT DOES NOT PURPORT TO BE COMPLETE, AND DOES NOT DISCUSS THE TAX CONSEQUENCES OF A SERVICE PROVIDER’S DEATH OR THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE SERVICE PROVIDER MAY RESIDE.
Specific Plan Benefits Under the 2012 Plan
Past Plan Benefits under the 2012 Plan. The following table shows information through December 31, 2023 regarding the previous grants of shares under this 2012 Plan (including shares subject to awards that expired or terminated without have been exercised or paid and thus became available for new award grants under the 2012 Plan) among the persons and groups identified below:

Name and Position	Option Awards (#)	Restricted Stock Units (#)	Total

Lisa C. Im, Chief Executive Officer	884,687	—	884,687
Simeon M. Kohl	37,490	1,093,428	1,130,918
Rohit Ramchandani, Chief Financial Officer	20,000	590,392	610,392
Ian A. Johnston	54,979	567,440	622,419
Harold T. Leach, Jr., Chief Compliance Officer	304,896	503,000	807,896
All executive officers, as a group (5 persons)	1,302,052	2,754,260	4,056,312

All directors who are not executive officers, as a group (4 persons)	—	1,450,420	1,450,420
All employees, including officers who are not executive officers, as a group	2,124,157	13,105,236	15,229,393
New Plan Benefits under the 2012 Plan. The grant of additional awards under the 2012 Plan in the future and the nature of any such awards are subject to the discretion of the board and the compensation committee (or, in the case of awards to executive officers or directors, the board of directors). Accordingly, it is not possible to determine the number, amount and type of future awards to be received by or allocated to eligible named executive officers, non-employee directors and other employees as a result of the proposed amendment and restatement.
Overview of Equity Compensation Plans
For more information on all of our equity compensation plans, including the 2012 Plan, please see the section titled “Equity Compensation Plan Information” below.
Vote Required
The affirmative vote of a majority of the voting power of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the subject matter at the Annual Meeting is required for approval of this Proposal.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF OUR AMENDED AND RESTATED 2012 STOCK INCENTIVE PLAN

PROPOSAL 4 — APPROVAL OF OUR 2024 EMPLOYEE STOCK PURCHASE PLAN
Our board of directors adopted the Performant Financial Corporation 2024 Employee Stock Purchase Plan (the “ESPP”), on April 23, 2024, attached hereto as Appendix B, subject to the approval of our stockholders. The purpose of the ESPP is to provide a broad-based employee benefit to attract the services of new employees, to retain the services of existing employees, and to provide incentives for such individuals to exert maximum efforts toward our success by purchasing stock from the Company on favorable terms through payroll deductions. The ESPP will become a meaningful part of our overall equity compensation strategy, especially with respect to our non-executive employees, if it is approved by our stockholders. If our stockholders do not approve the ESPP, we may not be able to offer competitive compensation to existing employees and qualified candidates, and our ability to recruit or retain talented employees may be impaired. As is further explained under the heading “Summary of the ESPP’s Material Terms and Features—Shares Available for Issuance”, we will immediately reserve 4,000,000 shares of Common Stock for issuance under our ESPP.
Summary of the ESPP’s Material Terms and Features
The following summary of the principal features of the ESPP is qualified by reference to the terms of the ESPP, a copy of which is attached hereto as Appendix B.
General. The ESPP is intended to qualify as an “employee stock purchase plan” under Code Section 423. During regularly scheduled “offerings” under the ESPP, participants will be able to request payroll deductions from after-tax eligible compensation and then expend the accumulated deduction to purchase a number of shares of our Common Stock at a discount and in an amount determined in accordance with the ESPP’s terms.
Shares Available for Issuance. The ESPP will have 4,000,000 of our authorized but unissued or reacquired shares of Common Stock reserved for issuance under the plan.
Administration. Except as noted below, our ESPP will be administered by our board of directors or the compensation committee of our board of directors. The ESPP administrator has the authority to construe, interpret and apply the terms of the ESPP, to determine eligibility, to establish such limitations and procedures as it determines are consistent with the ESPP and to adjudicate any disputed claims under the ESPP.
Eligibility. Each full-time and part-time employee, including our officers and employee directors and employees of participating subsidiaries, who meets the requirements set forth in the document(s) governing the offering for eligibility to participate in the offering, may participate in the ESPP and any applicable offering under the ESPP. Our ESPP will permit an eligible employee to purchase Common Stock through payroll deductions, which may not be more than 15% of the employee’s eligible compensation, or such lower limit as may be determined by the compensation committee from time to time. However, no employee is eligible to participate in the ESPP if, immediately after electing to participate, the employee would own stock of the Company (including stock such employee may purchase under this plan or other outstanding options) representing 5% or more of the total combined voting power or value of all classes of our stock. No employee will be able to purchase more than 1,500 shares, or such number of shares as may be determined by the compensation committee or board of directors with respect to a single offering period, or purchase period, if applicable. In addition, no employee is permitted to accrue, under the ESPP and all similar purchase plans of the Company or its subsidiaries, a right to purchase stock of the Company having a value in excess of $25,000 of the fair market value of such stock (determined at the time the right is granted) for each calendar year. Employees will be able to withdraw their accumulated payroll deductions prior to the end of the offering period in accordance with the terms of the offering. Participation in our ESPP will end automatically on termination of employment with us.
Offering Periods and Purchase Price. Our ESPP will be implemented through a series of offerings of purchase rights to eligible employees. Under the ESPP, the compensation committee may specify offerings with a duration of not more than 27 months, and may specify shorter purchase periods within each offering. During each purchase period, payroll deductions will accumulate, without interest. On the last day of the purchase period, accumulated payroll deductions will be used to purchase Common Stock for employees participating in the offering.

The purchase price will be specified pursuant to the offering, but cannot, under the terms of the ESPP, be less than 85% of the fair market value per share of our Common Stock on either the offering date or on the purchase date, whichever is less. The fair market value of our Common Stock for this purpose will generally be the closing price on the Nasdaq Stock Market (or such other exchange as the Common Stock may be traded at the relevant time) for the date in question, or if such date is not a trading day, for the last trading day before the date in question.
Reset Feature. The compensation committee may specify that if the fair market value of a share of our Common Stock on any purchase date within a particular offering period is less than or equal to the fair market value on the start date of that offering period, then the offering period will automatically terminate and the employee in that offering period will automatically be transferred and enrolled in a new offering period which will begin on the next day following such purchase date.
Changes to Capital Structure. In the event that there is a specified type of change in our capital structure, such as a stock split, appropriate adjustments will be made to (a) the number of shares reserved under the ESPP, (b) the individual and aggregate participant share limitations described in the plan and (c) the price of shares that any participant has elected to purchase.
Corporate Reorganization. Immediately before a corporate reorganization, the offering period and purchase period then in progress shall terminate and either Common Stock will be purchased with the accumulated payroll deductions or the accumulated payroll deductions will be refunded without occurrence of any Common Stock purchase, unless the surviving corporation (or its parent corporation) assumes the ESPP under the plan of merger or consolidation.
Amendment and Termination. Our Board of Directors and compensation committee will each have the right to amend, suspend or terminate the ESPP at any time. Any increase in the aggregate number of shares of stock to be issued under the ESPP is subject to stockholder approval. Any other amendment is subject to stockholder approval only to the extent required under applicable law or regulation.
Certain Federal Income Tax Consequences of Participating in the ESPP
The following brief summary of the effect of U.S. federal income taxation upon the participant and the Company with respect to the shares purchased under the ESPP does not purport to be complete, and does not discuss the tax consequences of a participant’s death or the income tax laws of any state in which the participant may reside.
The ESPP, and the right of U.S. participants to make purchases thereunder, is intended to qualify under the provisions of Sections 421 and 423 of the Code. Under these provisions, no income will be taxable to a participant until the shares purchased under the ESPP are sold or otherwise disposed of. Upon sale or other disposition of the shares, the participant generally will be subject to tax in an amount that depends upon whether the sale occurs before or after expiration of the holding periods described in the following sentence. If the shares are sold or otherwise disposed of more than two years from the first day of the applicable offering and one year from the applicable date of purchase, the participant will recognize ordinary income measured as the lesser of (a) the excess of the fair market value of the shares at the time of such sale or disposition over the purchase price, or (b) the excess of the fair market value of a share on the offering date that the right was granted over the purchase price for the right as determined on the offering date. Any additional gain will be treated as long-term capital gain. If the shares are sold or otherwise disposed of before the expiration of either of these holding periods, the participant will recognize ordinary income generally measured as the excess of the fair market value of the shares on the date the shares are purchased over the purchase price. Any additional gain or loss on such sale or disposition will be long-term or short-term capital gain or loss, depending on how long the shares have been held from the date of purchase. The Company generally is not entitled to a deduction for amounts taxed as ordinary income or capital gain to a participant except to the extent of ordinary income recognized by participants upon a sale or disposition of shares prior to the expiration of the holding periods described above.
New Plan Benefits
Purchase rights are subject to a participant’s discretion, including an employee’s decision not to participate in the ESPP, and awards under the ESPP are not determinable. Directors who are not employees are not eligible to participate in, and will not receive any benefit under, the ESPP.

Required Vote
The affirmative vote of a majority of the voting power of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the subject matter at the Annual Meeting is required for approval of our 2024 Employee Stock Purchase Plan.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF OUR 2024 EMPLOYEE STOCK PURCHASE PLAN.

GENERAL INFORMATION
Stockholder Proposals for the 2025 Annual Meeting
To be considered for inclusion in the Company’s proxy materials for the 2025 annual meeting, stockholder proposals must be received at our principal executive offices not less than 120 days prior to the first anniversary date of the mailing date of the enclosed proxy materials, or January 9, 2025. These proposals must also comply with the proxy submission rules of the Securities and Exchange Commission under Rule 14a-8.
A stockholder proposal not included in the Company’s proxy statement for the 2024 annual meeting of stockholders will be ineligible for presentation at the meeting unless the stockholder gives timely notice of the proposal in writing to our Secretary at the principal executive offices of the Company in accordance with the provisions of our bylaws, which require that such notice be given not more than 120 days nor less than 90 days prior to the first anniversary of the date of the preceding annual meeting of stockholders. However, in the event the date of the 2025 annual meeting is more than 30 days before or 60 days after the anniversary date of the 2024 Annual Meeting, in order for a notice to be timely, it must be delivered not later than the close of business on the later of the 90th day prior to the 2025 annual meeting or the close of business on the 10th day following the day on which we first publicly announce the date of the 2025 annual meeting.
Annual Report and Financial Statements
A copy of our 2023 Annual Report to Stockholders, which includes our financial statements for the year ended December 31, 2023, is enclosed or provided with this proxy statement and other voting materials.
Delinquent Section 16(a) Reports
Under U.S. securities laws, directors, certain executive officers and any person holding more than 10% of our common stock must report their initial ownership of the common stock and any changes in that ownership to the SEC. The SEC has designated specific due dates for these reports and we must identify in this proxy statement those persons who did not file these reports when due. Based solely on our review of copies of the reports filed with the SEC and written representations of our directors and executive officers, we believe all persons subject to reporting filed the required reports on time in 2023.
Stockholders Sharing the Same Last Name and Address
To reduce the expense of delivering duplicate proxy materials to stockholders who may have more than one account holding our stock but who share the same address, we have adopted a procedure approved by the SEC called “householding.” Under this procedure, certain stockholders of record who have the same address and last name will receive only one copy of our proxy materials until such time as one or more of these stockholders notifies us that they want to receive separate copies. This procedure reduces duplicate mailings and saves printing costs and postage fees, as well as natural resources. Stockholders who participate in householding will continue to have access to and utilize separate proxy voting instructions.
If you receive a single set of proxy materials as a result of householding, and you would like to have separate copies of our annual report or proxy statement mailed to you, please submit a request to our Secretary or call (925) 960-4800, and we will promptly send you what you have requested. You can also contact our Secretary at the phone number above if you received multiple copies of the annual meeting materials and would prefer to receive a single copy in the future, or if you would like to opt out of householding for future mailings.

Copies of Corporate Governance Materials Available
Our board of directors has adopted various Corporate Governance Guidelines setting forth our governance principals and governance practices. These documents are available for downloading or printing on our web site at www.performantcorp.com, by selecting “Investors” and then “Governance.”
•    Audit Committee Charter
•    Compensation Committee Charter
•    Nominating and Governance Committee Charter
•    Conflict of Interest and Ethics Policy
•    Code of Ethics for Senior Financial Officers and Directors
•    Whistle Blower Policy

APPENDIX A

PERFORMANT FINANCIAL CORPORATION AMENDED AND RESTATED 2012 STOCK INCENTIVE PLAN
(Amended and restated by the Board of Directors on April 23, 2024)
Performant Financial Corporation
Amended and Restated 2012 Stock Incentive Plan

- i -

- ii -

(f)	Net Exercise	13
(g)	Promissory Note	13
(h)	Other Forms of Payment	13
(i)	Limitations under Applicable Law	13
SECTION 9	STOCK APPRECIATION RIGHTS	14
(a)	SAR Agreement	14
(b)	Number of Shares	14
(c)	Exercise Price	14
(d)	Vesting and Exercisability; Minimum Vesting Period and Exceptions; Maximum Term	14
(e)	Effect of Change in Control	15
(f)	Exercise of SARs	15
(g)	Modification or Assumption of SARs	15
(h)	No Rights as a Stockholder	15
SECTION 10	STOCK UNITS	15
(a)	Stock Unit Agreement	15
(b)	Payment for Awards	15
(c)	Vesting; Minimum Vesting Period and Exceptions	16
(d)	Voting and Dividend Rights	16
(e)	Form and Time of Settlement of Stock Units	16
(f)	Death of Recipient	17
(g)	Creditors’ Rights	17
SECTION 11	CASH-BASED AWARDS	17
SECTION 12	ADJUSTMENT OF SHARES	17
(a)	Adjustments	17
(b)	Dissolution or Liquidation	18
(c)	Reorganizations	18
(d)	Reservation of Rights	19
SECTION 13	DEFERRAL OF AWARDS	19
(a)	Committee Powers	19
(b)	General Rules	20
SECTION 14	AWARDS UNDER OTHER PLANS	20
SECTION 15	PAYMENT OF DIRECTOR’S FEES IN SECURITIES	20
(a)	Effective Date	20
(b)	Elections to Receive NSOs, SARs, Restricted Shares or Stock Units	20
(c)	Number and Terms of NSOs, SARs, Restricted Shares or Stock Unit	21
SECTION 16	LEGAL AND REGULATORY REQUIREMENTS	21
SECTION 17	TAXES	21
(a)	General	21
- iii -

(b)	Share Withholding	21
(c)	Section 409A	22
SECTION 18	OTHER PROVISIONS APPLICABLE TO AWARDS	22
(a)	Transferability	22
(b)	Substitution and Assumption of Awards	22
(c)	Qualifying Performance Criteria	22
(d)	Recoupment	23
SECTION 19	NO EMPLOYMENT RIGHTS	23
SECTION 20	DURATION AND AMENDMENTS	23
(a)	Term of the Plan	23
(b)	Right to Amend or Terminate the Plan	23
(c)	Effect of Termination	23
SECTION 21	EXECUTION	24
- iv -

PERFORMANT FINANCIAL CORPORATION AMENDED AND RESTATED 2012 STOCK INCENTIVE PLAN
SECTION 1.ESTABLISHMENT AND PURPOSE.
The Plan was originally adopted by the Board of Directors on July 20, 2012, and amended and restated by the Board of Directors on April 16, 2015, May 11, 2015, April 6, 2017, April 27, 2021, and April 23, 2024. The purpose of the Plan is to promote the long-term success of the Company and the creation of stockholder value by (a) encouraging Employees, Outside Directors and Consultants to focus on critical long-range objectives, (b) encouraging the attraction and retention of Employees, Outside Directors and Consultants with exceptional qualifications and (c) linking Employees, Outside Directors and Consultants directly to stockholder interests through increased stock ownership. The Plan seeks to achieve this purpose by providing for Awards in the form of restricted shares, stock units, options (which may constitute incentive stock options or nonstatutory stock options) or stock appreciation rights.
SECTION 2.DEFINITIONS.
(a)“Affiliate” shall mean any entity other than a Subsidiary, if the Company and/or one or more Subsidiaries own not less than 50% of such entity.
(b)“Award” shall mean any award of an Option, a SAR, a Restricted Share or a Stock Unit or a Cash-Based Award under the Plan.
(c)“Board of Directors” shall mean the Board of Directors of the Company, as constituted from time to time.
(d)“Cash-Based Award” shall mean an Award that entitles the Participant to receive a cash-denominated payment.
(e)“Change in Control” shall mean the occurrence of any of the following events:
(i)A change in the composition of the Board of Directors occurs, as a result of which fewer than one-half of the incumbent directors are directors who either:
(1)Had been directors of the Company on the “look-back date” (as defined below) (the “original directors”); or

(2)Were elected, or nominated for election, to the Board of Directors with the affirmative votes of at least a majority of the aggregate of the original directors who were still in office at the time of the election or nomination and the directors whose election or nomination was previously so approved (the “continuing directors”); provided, however, that for this purpose, the “original directors” and “continuing directors” shall not include any individual whose initial assumption of office occurred as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents, by or on behalf of a person other than the Board of Directors; or
(ii)Any “person” (as defined below) who by the acquisition or aggregation of securities, is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding securities ordinarily (and apart from rights accruing under special circumstances) having the right to vote at elections of directors (the “Base Capital Stock”); except that any change in the relative beneficial ownership of the Company’s securities by any person resulting solely from a reduction in the aggregate number of outstanding shares of Base Capital Stock, and any decrease thereafter in such person’s ownership of securities, shall be disregarded until such person increases in any manner, directly or indirectly, such person’s beneficial ownership of any securities of the Company; or
(iii)The consummation of a merger or consolidation of the Company or a Subsidiary of the Company with or into another entity or any other corporate reorganization, if persons who were not stockholders of the Company immediately prior to such merger, consolidation or other reorganization own immediately after such merger, consolidation or other reorganization 50% or more of the voting power of the outstanding securities of each of (A) the Company (or its successor) and (B) any direct or indirect parent corporation of the Company (or its successor); or
(iv)The sale, transfer or other disposition of all or substantially all of the Company’s assets.
For purposes of subsection 2(e)(i) above, the term “look-back” date shall mean the later of (1) the Effective Date or (2) the date 24 months prior to the date of the event that may constitute a Change in Control.

For purposes of subsection 2(e)(ii)) above, the term “person” shall have the same meaning as when used in Sections 13(d) and 14(d) of the Exchange Act but shall exclude (1) a trustee or other fiduciary holding securities under an employee benefit plan maintained by the Company or a Parent or Subsidiary and (2) a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the Stock.
Any other provision of this Section 2(e) notwithstanding, a transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company’s incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction, and a Change in Control shall not be deemed to occur if the Company files a registration statement with the United States Securities and Exchange Commission for the initial or secondary public offering of securities or debt of the Company to the public.
(f)“Code” shall mean the Internal Revenue Code of 1986, as amended.
(g)“Committee” shall mean the Compensation Committee as designated by the Board of Directors, which is authorized to administer the Plan, as described in Section 3 hereof.
(h)“Company” shall mean Performant Financial Corporation, a Delaware corporation.
(i)“Consultant” shall mean a consultant or advisor who provides bona fide services to the Company, a Parent, a Subsidiary or an Affiliate as an independent contractor (not including service as a member of the Board of Directors) or a member of the board of directors of a Parent or a Subsidiary, in each case who is not an Employee.
(j)“Employee” shall mean any individual who is a common-law employee of the Company, a Parent, a Subsidiary or an Affiliate.
(k)“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.
(l)“Exercise Price” shall mean, in the case of an Option, the amount for which one Share may be purchased upon exercise of such Option, as specified in the applicable Stock Option Agreement. “Exercise Price,” in the case of a SAR, shall mean an amount, as specified in the applicable SAR Agreement, which is subtracted from the Fair Market Value of one Share in determining the amount payable upon exercise of such SAR.
(m)“Fair Market Value” with respect to a Share, shall mean the market price of one Share, determined by the Committee as follows:

(i)If the Stock was traded over-the-counter on the date in question, then the Fair Market Value shall be equal to the last transaction price quoted for such date by the OTC Bulletin Board or, if not so quoted, shall be equal to the mean between the last reported representative bid and asked prices quoted for such date by the principal automated inter-dealer quotation system on which the Stock is quoted or, if the Stock is not quoted on any such system, by the Pink Quote system;
(ii)If the Stock was traded on any established stock exchange (such as the New York Stock Exchange, The Nasdaq Global Market or The Nasdaq Global Select Market) or national market system on the date in question, then the Fair Market Value shall be equal to the closing price reported for such date by the applicable exchange or system; and
(iii)If none of the foregoing provisions is applicable, then the Fair Market Value shall be determined by the Committee in good faith on such basis as it deems appropriate.
In all cases, the determination of Fair Market Value by the Committee shall be conclusive and binding on all persons.
(n)“ISO” shall mean an employee incentive stock option described in Section 422 of the Code.
(o)“Nonstatutory Option” or “NSO” shall mean an employee stock option that is not an ISO.
(p)“Offeree” shall mean a person to whom the Committee has offered the right to acquire Shares under the Plan (other than upon exercise of an Option).
(q)“Option” shall mean an ISO or Nonstatutory Option granted under the Plan and entitling the holder to purchase Shares.
(r)“Optionee” shall mean a person who holds an Option or SAR.
(s)“Outside Director” shall mean a member of the Board of Directors who is not a common-law employee of, or paid consultant to, the Company, a Parent or a Subsidiary.
(t)“Parent” shall mean any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be a Parent commencing as of such date.
(u)“Participant” shall mean a person who holds an Award.

(v)“Plan” shall mean this 2012 Stock Incentive Plan of Performant Financial Corporation, as amended from time to time.
(w)“Purchase Price” shall mean the consideration for which one Share may be acquired under the Plan (other than upon exercise of an Option), as specified by the Committee.
(x)“Restricted Share” shall mean a Share awarded under the Plan.
(y)“Restricted Share Agreement” shall mean the agreement between the Company and the recipient of a Restricted Share which contains the terms, conditions and restrictions pertaining to such Restricted Shares.
(z)“SAR” shall mean a stock appreciation right granted under the Plan.
(aa)“SAR Agreement” shall mean the agreement between the Company and an Optionee which contains the terms, conditions and restrictions pertaining to his or her SAR.
(ab)“Service” shall mean service as an Employee, Consultant or Outside Director, subject to such further limitations as may be set forth in the Plan or the applicable Award agreement. Service does not terminate when an Employee goes on a bona fide leave of absence, that was approved by the Company in writing, if the terms of the leave provide for continued Service crediting, or when continued Service crediting is required by applicable law. However, for purposes of determining whether an Option is entitled to ISO status, an Employee’s employment will be treated as terminating three months after such Employee went on leave, unless such Employee’s right to return to active work is guaranteed by law or by a contract. Service terminates in any event when the approved leave ends, unless such Employee immediately returns to active work. The Company determines which leaves of absence count toward Service, and when Service terminates for all purposes under the Plan.
(ac)“Share” shall mean one share of Stock, as adjusted in accordance with Section 12 (if applicable)..
(ad)“Stock” shall mean the Common Stock of the Company.
(ae)“Stock Option Agreement” shall mean the agreement between the Company and an Optionee that contains the terms, conditions and restrictions pertaining to such Option.
(af)“Stock Unit” shall mean a bookkeeping entry representing the Company’s obligation to deliver one Share (or distribute cash) on a future date in accordance with the provisions of a Stock Unit Agreement.
(ag)“Stock Unit Agreement” shall mean the agreement between the Company and the recipient of a Stock Unit which contains the terms, conditions and restrictions pertaining to such Stock Unit.

(ah)“Subsidiary” shall mean any corporation, if the Company and/or one or more other Subsidiaries own not less than 50% of the total combined voting power of all classes of outstanding stock of such corporation. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.
(ai)“Total and Permanent Disability” shall mean any permanent and total disability as defined by Section 22(e)(3) of the Code.
SECTION 3.ADMINISTRATION.
(a)Committee Composition. The Plan shall be administered by a Committee appointed by the Board of Directors or by the Board of Directors acting as the Committee. The Committee shall consist of two or more directors of the Company. In addition, to the extent required by the Board of Directors, the composition of the Committee shall satisfy such requirements as the Securities and Exchange Commission may establish for administrators acting under plans intended to qualify for exemption under Rule 16b-3 (or its successor) under the Exchange Act.
(b)Committee for Non-Officer Grants. The Board of Directors may also appoint one or more separate committees of the Board of Directors, each composed of one or more directors of the Company who need not satisfy the requirements of Section 3(a), who may administer the Plan with respect to Employees who are not considered officers or directors of the Company under Section 16 of the Exchange Act, may grant Awards under the Plan to such Employees and may determine all terms of such grants. Within the limitations of the preceding sentence, any reference in the Plan to the Committee shall include such committee or committees appointed pursuant to the preceding sentence. To the extent permitted by applicable laws, the Board of Directors may also authorize one or more officers of the Company to designate Employees, other than officers under Section 16 of the Exchange Act, to receive Awards and/or to determine the number of such Awards to be received by such persons; provided, however, that the Board of Directors shall specify the total number of Awards that such officers may so award.
(c)Committee Procedures. The Board of Directors shall designate one of the members of the Committee as chairman. The Committee may hold meetings at such times and places as it shall determine. The acts of a majority of the Committee members present at meetings at which a quorum exists, or acts reduced to or approved in writing (including via email) by all Committee members, shall be valid acts of the Committee.
(d)Committee Responsibilities. Subject to the provisions of the Plan, the Committee shall have full authority and discretion to take the following actions:
(i)To interpret the Plan and to apply its provisions;
(ii)To adopt, amend or rescind rules, procedures and forms relating to the Plan;

(iii)To adopt, amend or terminate sub-plans established for the purpose of satisfying applicable foreign laws including qualifying for preferred tax treatment under applicable foreign tax laws;
(iv)To authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan;
(v)To determine when Awards are to be granted under the Plan;
(vi)To select the Offerees and Optionees;
(vii)To determine the type of Award and the number of Shares or amount of cash to be made subject to each Award;
(viii)To prescribe the terms and conditions of each Award, including (without limitation) the Exercise Price and Purchase Price, and the vesting or duration of the Award (including accelerating the vesting of Awards, either at the time of the Award or thereafter, without the consent of the Participant), to determine whether an Option is to be classified as an ISO or as a Nonstatutory Option, and to specify the provisions of the agreement relating to such Award;
(ix)To amend any outstanding Award agreement, subject to applicable legal restrictions and to the consent of the Participant if the Participant’s rights or obligations would be materially impaired;
(x)To prescribe the consideration for the grant of each Award or other right under the Plan and to determine the sufficiency of such consideration;
(xi)To determine the disposition of each Award or other right under the Plan in the event of a Participant’s divorce or dissolution of marriage;
(xii)To determine whether Awards under the Plan will be granted in replacement of other grants under an incentive or other compensation plan of an acquired business;
(xiii)To correct any defect, supply any omission, or reconcile any inconsistency in the Plan or any Award agreement;
(xiv)To establish or verify the extent of satisfaction of any performance goals or other conditions applicable to the grant, issuance, exercisability, vesting and/or ability to retain any Award; and
(xv)To take any other actions deemed necessary or advisable for the administration of the Plan.

Subject to the requirements of applicable law, the Committee may designate persons other than members of the Committee to carry out its responsibilities and may prescribe such conditions and limitations as it may deem appropriate, except that the Committee may not delegate its authority with regard to the selection for participation of or the granting of Awards under the Plan to persons subject to Section 16 of the Exchange Act. All decisions, interpretations and other actions of the Committee shall be final and binding on all Participants and all persons deriving their rights from a Participant. No member of the Committee shall be liable for any action that he has taken or has failed to take in good faith with respect to the Plan or any Award under the Plan.
(e)Amendment or Cancellation and Re-grant of Stock Awards. Notwithstanding any contrary provision of the Plan, neither the Board of Directors nor any Committee, nor their designees, shall have the authority to: (i) amend the terms of outstanding Options or SARs to reduce the Exercise Price thereof, or (ii) cancel outstanding Options or SARs with an Exercise Price above the current Fair Market Value per Share in exchange for cash or another Option, SAR or other Award, unless the stockholders of the Company have previously approved such an action or such action relates to an adjustment pursuant to Section 12.
SECTION 4.ELIGIBILITY.
(a)General Rule. Only common-law employees of the Company, a Parent or a Subsidiary shall be eligible for the grant of ISOs. Only Employees, Consultants and Outside Directors shall be eligible for the grant of Restricted Shares, Stock Units, Nonstatutory Options, SARs or Cash-Based Awards.
(b)Ten-Percent Stockholders. An Employee who owns more than 10% of the total combined voting power of all classes of outstanding stock of the Company, a Parent or Subsidiary shall not be eligible for the grant of an ISO unless such grant satisfies the requirements of Section 422(c)(5) of the Code.
(c)Attribution Rules. For purposes of Section 4(b) above, in determining stock ownership, an Employee shall be deemed to own the stock owned, directly or indirectly, by or for such Employee’s brothers, sisters, spouse, ancestors and lineal descendants. Stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust shall be deemed to be owned proportionately by or for its stockholders, partners or beneficiaries.
(d)Outstanding Stock. For purposes of Section 4(b) above, “outstanding stock” shall include all stock actually issued and outstanding immediately after the grant. “Outstanding stock” shall not include shares authorized for issuance under outstanding options held by the Employee or by any other person.

SECTION 5.STOCK SUBJECT TO PLAN.
(a)Basic Limitation. Shares offered under the Plan shall be authorized but unissued Shares or treasury Shares. The aggregate number of Shares authorized for issuance as Awards under the Plan shall not exceed 18,550,000 (the “Absolute Share Limit”). The number of Shares that may be delivered in the aggregate pursuant to the exercise of ISOs granted under the Plan shall not exceed the Absolute Share Limit plus, to the extent allowable under Section 422 of the Code and the Treasury Regulations promulgated thereunder, any Shares that become available for issuance under the Plan pursuant to Section 5(b). The limitations of this Section 5(a) shall be subject to adjustment pursuant to Section 12. The number of Shares that are subject to Options or other Awards outstanding at any time under the Plan shall not exceed the number of Shares which then remain available for issuance under the Plan. The Company shall at all times reserve and keep available sufficient Shares to satisfy the requirements of the Plan.
(b)Additional Shares. If Restricted Shares are forfeited, then such Shares shall again become available for Awards under the Plan. If Stock Units, Options or SARs are forfeited or terminate for any reason before being exercised or settled, then the corresponding Shares shall again become available for Awards under the Plan. If Stock Units are settled, then only the number of Shares (if any) actually issued in settlement of such Stock Units shall reduce the number available in Section 5(a) and the balance (including any Shares withheld to satisfy tax withholding obligations) shall again become available for Awards under the Plan. The full number of Options exercised shall be counted against the number of Shares available for Awards under the Plan, regardless of the number of Shares actually issued upon exercise of such Options. Shares repurchased on the open market with the proceeds of an Option exercise shall not become available for future issuance under the Plan. The full number of SARs settled shall be counted against the number of Shares available for Awards under the Plan, regardless of the number of Shares actually issued in settlement of such SARs. Any Shares withheld to satisfy the tax withholding obligation pursuant to any Award of Options or SARs shall not be added to the Shares available for Awards under the Plan. Notwithstanding the foregoing provisions of this Section 5(b), Shares that have actually been issued shall not again become available for Awards under the Plan, except for Restricted Shares that are forfeited and do not become vested.
SECTION 6.RESTRICTED SHARES.
(a)Restricted Stock Agreement. Each grant of Restricted Shares under the Plan shall be evidenced by a Restricted Stock Agreement between the recipient and the Company. Such Restricted Shares shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various Restricted Stock Agreements entered into under the Plan need not be identical.
(b)Payment for Awards. Restricted Shares may be sold or awarded under the Plan for such consideration as the Committee may determine, including (without limitation) cash, cash equivalents, full-recourse promissory notes, past services and future services.

(c)Vesting; Minimum Vesting Period and Exceptions. Each Award of Restricted Shares shall vest, in full or in installments, upon satisfaction of the conditions specified in the Restricted Stock Agreement, which shall be consistent with the requirements of this Section 6(c). Awards of Restricted Shares granted under the Plan shall vest no earlier than the one (1) year anniversary of the Award’s date of grant; provided, however, that the Committee, in its sole discretion, may provide for an Award to vest earlier by reason of the Participant’s death, Total and Permanent Disability or retirement, or upon a major capital change of the Company (including without limitation upon the occurrence of a Change in Control, merger of the Company with or into another corporation or entity, or similar transaction); provided, further, that, notwithstanding the foregoing in this sentence Restricted Shares related to conversions under Sections 15 or 18(b) are not subject to such minimum vesting provisions; and provided, further, that, notwithstanding the foregoing in this sentence, Restricted Shares may be granted or outstanding Restricted Shares modified without regard to such minimum vesting provisions as long as such Restricted Shares (when combined with all other Awards not subject to one (1)-year minimum vesting or one of the preceding exceptions) result in issuance of an aggregate of no more than 5% of the Shares reserved for issuance under Section 5(a)-(b). For purposes of Awards to Outside Directors, a vesting period will be deemed to be one (1)-year from the date of grant if it runs from the date of one annual meeting of the Company’s stockholders to the next annual meeting of the Company’s stockholders.
(d)Voting and Dividend Rights. The holders of Restricted Shares awarded under the Plan shall have the same voting, dividend and other rights as the Company’s other stockholders. However, dividends payable in respect of Restricted Shares shall at all times be subject to restrictions and risk of forfeiture to the same extent as the underlying Restricted Share and shall not be paid unless and until the underlying Restricted Share vests.
(e)Restrictions on Transfer of Shares. Restricted Shares shall be subject to such rights of repurchase, rights of first refusal or other restrictions as the Committee may determine. Such restrictions shall be set forth in the applicable Restricted Stock Agreement and shall apply in addition to any general restrictions that may apply to all holders of Shares.
SECTION 7.TERMS AND CONDITIONS OF OPTIONS.
(a)Stock Option Agreement. Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Committee deems appropriate for inclusion in a Stock Option Agreement. The Stock Option Agreement shall specify whether the Option is an ISO or an NSO. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical.
(b)Number of Shares. Each Stock Option Agreement shall specify the number of Shares that are subject to the Option and shall provide for the adjustment of such number in accordance with Section 12.

(c)Exercise Price. Each Stock Option Agreement shall specify the Exercise Price. The Exercise Price of an ISO shall not be less than 100% of the Fair Market Value of a Share on the date of grant, except as otherwise provided in 4(c), and the Exercise Price of an NSO shall not be less 100% of the Fair Market Value of a Share on the date of grant. Notwithstanding the foregoing, Options may be granted with an Exercise Price of less than 100% of the Fair Market Value per Share on the date of grant pursuant to a transaction described in, and in a manner consistent with, Section 424(a) of the Code. Subject to the foregoing in this Section 7(c), the Exercise Price under any Option shall be determined by the Committee in its sole discretion. The Exercise Price shall be payable in one of the forms described in Section 8.
(d)Withholding Taxes. As a condition to the exercise of an Option, the Optionee shall make such arrangements as the Committee may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with such exercise. The Optionee shall also make such arrangements as the Committee may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with the disposition of Shares acquired by exercising an Option.
(e)Vesting and Exercisability; Minimum Vesting Period and Exceptions; Maximum Term. Each Stock Option Agreement shall specify the date when all or any installment of the Option is to become exercisable, which terms shall be consistent with the requirements of this Section 7(e). Awards of Options granted under the Plan shall vest and become exercisable no earlier than the one (1) year anniversary of the Award’s date of grant; provided, however, that the Committee, in its sole discretion, may provide for an Award to vest and become exercisable earlier by reason of the Participant’s death, Total and Permanent Disability or retirement, or upon a major capital change of the Company (including without limitation upon the occurrence of a Change in Control, merger of the Company with or into another corporation or entity, or similar transaction); provided, further, that, notwithstanding the foregoing in this sentence Options related to conversions under Sections 15 or 18(b) are not subject to such minimum vesting provisions; and provided, further, that, notwithstanding the foregoing in this sentence, Options may be granted or outstanding Options modified without regard to such minimum vesting and exercisability provisions as long as such Options (when combined with all other Awards not subject to one (1)-year minimum vesting or one of the preceding exceptions) result in issuance of an aggregate of no more than 5% of the Shares reserved for issuance under Section 5(a)-(b). For purposes of Awards to Outside Directors, a vesting period will be deemed to be one (1)-year from the date of grant if it runs from the date of one annual meeting of the Company’s stockholders to the next annual meeting of the Company’s stockholders. The Stock Option Agreement shall also specify the term of the Option; provided that the term of an ISO shall in no event exceed 10 years from the date of grant (five years for ISOs granted to Employees described in Section 4(b)). Options may be awarded in combination with SARs, and such an Award may provide that the Options will not be exercisable unless the related SARs are forfeited.

(f)Exercise of Options. Each Stock Option Agreement shall set forth the extent to which the Optionee shall have the right to exercise the Option following termination of the Optionee’s Service with the Company and its Subsidiaries, and the right to exercise the Option of any executors or administrators of the Optionee’s estate or any person who has acquired such Option(s) directly from the Optionee by bequest or inheritance. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Options issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of Service.
(g)Effect of Change in Control. The Committee may determine, at the time of granting an Option or thereafter, that such Option shall become exercisable as to all or part of the Shares subject to such Option in the event that a Change in Control occurs with respect to the Company.
(h)No Rights as a Stockholder. An Optionee, or a transferee of an Optionee, shall have no rights as a stockholder with respect to any Shares covered by his Option (including dividend rights) until the date of the issuance of a stock certificate for such Shares. No adjustments shall be made, except as provided in Section 12. No dividend equivalents shall be payable with respect to Options.
(i)Modification, Extension and Renewal of Options. Within the limitations of the Plan, the Committee may modify, extend or renew outstanding options or may accept the cancellation of outstanding options (to the extent not previously exercised), whether or not granted hereunder, in return for the grant of new Options for the same or a different number of Shares and at the same or a different Exercise Price, or in return for the grant of a different Award for the same or a different number of Shares. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, materially impair his or her rights or obligations under such Option.
(j)Restrictions on Transfer of Shares. Any Shares issued upon exercise of an Option shall be subject to such special forfeiture conditions, rights of repurchase, rights of first refusal and other transfer restrictions as the Committee may determine. Such restrictions shall be set forth in the applicable Stock Option Agreement and shall apply in addition to any general restrictions that may apply to all holders of Shares.
SECTION 8.PAYMENT FOR SHARES.
(a)General Rule. The entire Exercise Price or Purchase Price of Shares issued under the Plan shall be payable in lawful money of the United States of America at the time when such Shares are purchased, except as provided in Section 8(b) through Section 8(g) below.

(b)Surrender of Stock. To the extent that a Stock Option Agreement so provides, payment may be made all or in part by surrendering, or attesting to the ownership of, Shares which have already been owned by the Optionee or his representative. Such Shares shall be valued at their Fair Market Value on the date when the new Shares are purchased under the Plan. The Optionee shall not surrender, or attest to the ownership of, Shares in payment of the Exercise Price if such action would cause the Company to recognize compensation expense (or additional compensation expense) with respect to the Option for financial reporting purposes.
(c)Services Rendered. At the discretion of the Committee, Shares may be awarded under the Plan in consideration of services rendered to the Company or a Subsidiary. If Shares are awarded without the payment of a Purchase Price in cash, the Committee shall make a determination (at the time of the Award) of the value of the services rendered by the Offeree and the sufficiency of the consideration to meet the requirements of Section 6(b).
(d)Cashless Exercise. To the extent that a Stock Option Agreement so provides, payment may be made all or in part by delivery (on a form prescribed by the Committee) of an irrevocable direction to a securities broker to sell Shares and to deliver all or part of the sale proceeds to the Company in payment of the aggregate Exercise Price.
(e)Exercise/Pledge. To the extent that a Stock Option Agreement so provides, payment may be made all or in part by delivery (on a form prescribed by the Committee) of an irrevocable direction to a securities broker or lender to pledge Shares, as security for a loan, and to deliver all or part of the loan proceeds to the Company in payment of the aggregate Exercise Price.
(f)Net Exercise. To the extent that a Stock Option Agreement so provides, by a “net exercise” arrangement pursuant to which the number of Shares issuable upon exercise of the Option shall be reduced by the largest whole number of Shares having an aggregate Fair Market Value that does not exceed the aggregate exercise price (plus tax withholdings, if applicable) and any remaining balance of the aggregate exercise price (and/or applicable tax withholdings) not satisfied by such reduction in the number of whole Shares to be issued shall be paid by the Optionee in cash other form of payment permitted under the Stock Option Agreement.
(g)Promissory Note. To the extent that a Stock Option Agreement or Restricted Stock Agreement so provides, payment may be made all or in part by delivering (on a form prescribed by the Company) a full-recourse promissory note.
(h)Other Forms of Payment. To the extent that a Stock Option Agreement or Restricted Stock Agreement so provides, payment may be made in any other form that is consistent with applicable laws, regulations and rules.
(i)Limitations under Applicable Law. Notwithstanding anything herein or in a Stock Option Agreement or Restricted Stock Agreement to the contrary, payment may not be made in any form that is unlawful, as determined by the Committee in its sole discretion.

SECTION 9.STOCK APPRECIATION RIGHTS.
(a)SAR Agreement. Each grant of a SAR under the Plan shall be evidenced by a SAR Agreement between the Optionee and the Company. Such SAR shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various SAR Agreements entered into under the Plan need not be identical.
(b)Number of Shares. Each SAR Agreement shall specify the number of Shares to which the SAR pertains and shall provide for the adjustment of such number in accordance with Section 12.
(c)Exercise Price. Each SAR Agreement shall specify the Exercise Price. The Exercise Price of a SAR shall not be less than 100% of the Fair Market Value of a Share on the date of grant. Notwithstanding the foregoing, SARs may be granted with an Exercise Price of less than 100% of the Fair Market Value per Share on the date of grant pursuant to a transaction described in, and in a manner consistent with, Section 424(a) of the Code. Subject to the foregoing in this Section 9(c), the Exercise Price under any SAR shall be determined by the Committee in its sole discretion.
(d)Vesting and Exercisability; Minimum Vesting Period and Exceptions; Maximum Term. Each SAR Agreement shall specify the date when all or any installment of the SAR is to become exercisable, which terms shall be consistent with the requirements of this Section 9(d). Awards of SARs granted under the Plan shall vest and become exercisable no earlier than the one (1) year anniversary of the Award’s date of grant; provided, however, that the Committee, in its sole discretion, may provide for an Award to vest and become exercisable earlier by reason of the Participant’s death, Total and Permanent Disability or retirement, or upon a major capital change of the Company (including without limitation upon the occurrence of a Change in Control, merger of the Company with or into another corporation or entity, or similar transaction); provided, further, that, notwithstanding the foregoing in this sentence SARs related to conversions under Sections 15 or 18(b) are not subject to such minimum vesting provisions; and provided, further, that, notwithstanding the foregoing in this sentence, SARs may be granted or outstanding SARs modified without regard to such minimum vesting and exercisability provisions as long as such SARs (when combined with all other Awards not subject to one (1)-year minimum vesting or one of the preceding exceptions) result in issuance of an aggregate of no more than 5% of the Shares reserved for issuance under Section 5(a)-(b). For purposes of Awards to Outside Directors, a vesting period will be deemed to be one (1)-year from the date of grant if it runs from the date of one annual meeting of the Company’s stockholders to the next annual meeting of the Company’s stockholders. The SAR Agreement shall also specify the term of the SAR. SARs may be awarded in combination with Options, and such an Award may provide that the SARs will not be exercisable unless the related Options are forfeited. A SAR may be included in an ISO only at the time of grant but may be included in an NSO at the time of grant or thereafter.

(e)Effect of Change in Control. The Committee may determine, at the time of granting a SAR or thereafter, that such SAR shall become fully exercisable as to all Common Shares subject to such SAR in the event that a Change in Control occurs with respect to the Company.
(f)Exercise of SARs. Upon exercise of a SAR, the Optionee (or any person having the right to exercise the SAR after his or her death) shall receive from the Company (a) Shares, (b) cash or (c) a combination of Shares and cash, as the Committee shall determine. The amount of cash and/or the Fair Market Value of Shares received upon exercise of SARs shall, in the aggregate, be equal to the amount by which the Fair Market Value (on the date of surrender) of the Shares subject to the SARs exceeds the Exercise Price.
(g)Modification or Assumption of SARs. Within the limitations of the Plan, the Committee may modify, extend or assume outstanding SARs or may accept the cancellation of outstanding SARs (whether granted by the Company or by another issuer) in return for the grant of new SARs for the same or a different number of shares and at the same or a different exercise price, or in return for the grant of a different Award for the same or a different number of Shares. The foregoing notwithstanding, no modification of a SAR shall, without the consent of the holder, materially impair his or her rights or obligations under such SAR.
(h)No Rights as a Stockholder. An Optionee, or a transferee of an Optionee, shall have no rights as a stockholder with respect to any Shares covered by his SAR (including dividend rights) unless and until the date of the issuance of a stock certificate (if any) for such SAR. No adjustments shall be made, except as provided in Section 12. No dividend equivalents shall be payable with respect to SARs.
SECTION 10.STOCK UNITS.
(a)Stock Unit Agreement. Each grant of Stock Units under the Plan shall be evidenced by a Stock Unit Agreement between the recipient and the Company. Such Stock Units shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various Stock Unit Agreements entered into under the Plan need not be identical.
(b)Payment for Awards. Stock Units may be awarded under the Plan for such consideration as the Committee may determine. Cash payment need not be required.

(c)Vesting; Minimum Vesting Period and Exceptions. Each Award of Stock Units shall vest, in full or in installments, upon satisfaction of the conditions specified in the Stock Unit Agreement, which shall be consistent with the requirements of this Section 10(c). Awards of Stock Unit granted under the Plan shall vest no earlier than the one (1) year anniversary of the Award’s date of grant; provided, however, that the Committee, in its sole discretion, may provide for an Award to vest earlier by reason of the Participant’s death, Total and Permanent Disability or retirement, or upon a major capital change of the Company (including without limitation upon the occurrence of a Change in Control, merger of the Company with or into another corporation or entity, or similar transaction), provided, further, that, notwithstanding the foregoing in this sentence Stock Units related to deferrals under Section 13 or conversions under Sections 15 or 18(b) are not subject to such minimum vesting provisions; and provided, further, that, notwithstanding the foregoing in this sentence, Stock Units may be granted or outstanding Stock Units modified without regard to such minimum vesting provisions as long as such Stock Units (when combined with all other Awards not subject to one (1)-year minimum vesting or one of the preceding exceptions) result in issuance of an aggregate of no more than 5% of the Shares reserved for issuance under Section 5(a)-(b). For purposes of Awards to Outside Directors, a vesting period will be deemed to be one (1)-year from the date of grant if it runs from the date of one annual meeting of the Company’s stockholders to the next annual meeting of the Company’s stockholders.
(d)Voting and Dividend Rights. The holders of Stock Units shall have no voting rights. Prior to settlement or forfeiture, any Stock Unit awarded under the Plan may, at the Committee’s discretion, carry with it a right to dividend equivalents. Such right entitles the holder to be credited with an amount equal to all cash dividends paid on one Share while the Stock Unit is outstanding. Dividend equivalents may be converted into additional Stock Units. Settlement of dividend equivalents may be made in the form of cash, in the form of Shares, or in a combination of both. Dividends equivalents shall at all times be subject to restrictions and risk of forfeiture to the same extent as the underlying Stock Unit and shall not be paid unless and until the underlying Stock Unit vests.
(e)Form and Time of Settlement of Stock Units. Settlement of vested Stock Units may be made in the form of (a) cash, (b) Shares or (c) any combination of both, as determined by the Committee. The actual number of Stock Units eligible for settlement may be larger or smaller than the number included in the original Award, based on predetermined performance factors. Methods of converting Stock Units into cash may include (without limitation) a method based on the average Fair Market Value of Shares over a series of trading days. A Stock Unit Agreement may provide that vested Stock Units may be settled in a lump sum or in installments. A Stock Unit Agreement may provide that the distribution may occur or commence when all vesting conditions applicable to the Stock Units have been satisfied or have lapsed, or it may be deferred to any later date, subject to compliance with Section 409A. The amount of a deferred distribution may be increased by an interest factor or by dividend equivalents. Until an Award of Stock Units is settled, the number of such Stock Units shall be subject to adjustment pursuant to Section 12.

(f)Death of Recipient. Any Stock Units Award that becomes payable after the recipient’s death shall be distributed to the recipient’s beneficiary or beneficiaries. Each recipient of a Stock Units Award under the Plan shall designate one or more beneficiaries for this purpose by filing the prescribed form with the Company. A beneficiary designation may be changed by filing the prescribed form with the Company at any time before the Award recipient’s death. If no beneficiary was designated or if no designated beneficiary survives the Award recipient, then any Stock Units Award that becomes payable after the recipient’s death shall be distributed to the recipient’s estate.
(g)Creditors’ Rights. A holder of Stock Units shall have no rights other than those of a general creditor of the Company. Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Stock Unit Agreement.
SECTION 11.CASH-BASED AWARDS
The Committee may, in its sole discretion, grant Cash-Based Awards to any Participant in such number or amount and upon such terms, and subject to such conditions, as the Committee shall determine at the time of grant and specify in an applicable Award agreement. The Committee shall determine the maximum duration of the Cash-Based Award, the amount of cash which may be payable pursuant to the Cash-Based Award, the conditions upon which the Cash-Based Award shall become vested or payable, and such other provisions as the Committee shall determine. Each Cash-Based Award shall specify a cash-denominated payment amount, formula or payment ranges as determined by the Committee. Payment, if any, with respect to a Cash-Based Award shall be made in accordance with the terms of the Award and may be made in cash or in shares of Stock, as the Committee determines. No Cash-Based Award granted under the Plan shall be settled in shares of Stock unless it vests no earlier than the one (1) year anniversary of the Award’s date of grant; provided, however, that the Committee, in its sole discretion, may provide for an Award to vest earlier by reason of the Participant’s death, Total and Permanent Disability or retirement, or upon a major capital change of the Company (including without limitation upon the occurrence of a Change in Control, merger of the Company with or into another corporation or entity, or similar transaction); provided, further, that, notwithstanding the foregoing in this sentence Cash-Based Award related to conversions under Sections 15 or 18(b) are not subject to such minimum vesting provisions.
SECTION 12.ADJUSTMENT OF SHARES.
(a)Adjustments. In the event of a subdivision of the outstanding Stock, a declaration of a dividend payable in Shares, a declaration of a dividend payable in a form other than Shares in an amount that has a material effect on the price of Shares, a combination or consolidation of the outstanding Stock (by reclassification or otherwise) into a lesser number of Shares, a recapitalization, a spin-off or a similar occurrence, the Committee shall make appropriate and equitable adjustments in:
(i)The number of Shares available for future Awards under Section 5;
(ii)The limitations set forth in Sections 5(a) and (b) and Section 18;

(iii)The number of Shares covered by each outstanding Award; and
(iv)The Exercise Price under each outstanding Award.
(b)Dissolution or Liquidation. To the extent not previously exercised or settled, Options, SARs and Stock Units shall terminate immediately prior to the dissolution or liquidation of the Company.
(c)Reorganizations. In the event that the Company is a party to a merger or other reorganization, outstanding Awards shall be subject to the agreement of merger or reorganization. Subject to compliance with Section 409A of the Code, such agreement shall provide for:
(i)The continuation of the outstanding Awards by the Company, if the Company is a surviving corporation;
(ii)The assumption of the outstanding Awards by the surviving corporation or its parent or subsidiary;
(iii)The substitution by the surviving corporation or its parent or subsidiary of its own awards for the outstanding Awards;
(iv)Immediate vesting, exercisability and settlement of outstanding Awards followed by the cancellation of such Awards upon or immediately prior to the effectiveness of such transaction; or
(v)Settlement of the intrinsic value of the outstanding Awards (whether or not then vested or exercisable) in cash or cash equivalents or equity (including cash or equity subject to deferred vesting and delivery consistent with the vesting restrictions applicable to such Awards or the underlying Shares) followed by the cancellation of such Awards (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction the Committee determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Participant’s rights, then such Award may be terminated by the Company without payment); in each case without the Participant’s consent. Any acceleration of payment of an amount that is subject to section 409A of the Code will be delayed, if necessary, until the earliest time that such payment would be permissible under Section 409A without triggering any additional taxes applicable under Section 409A.
The Company will have no obligation to treat all Awards, all Awards held by a Participant, or all Awards of the same type, similarly.

(d)Impact of a Change in Control. Notwithstanding anything in Section 12(c) to the contrary, upon the occurrence of a Change in Control, unless otherwise provided in the applicable Award Agreement:
(i)the applicable performance goal(s) for any performance-based Award shall be deemed achieved the applicable target level; and
(ii)after giving effect to Section 12(d)(i), all then-outstanding Options and SARs shall become fully vested and exercisable, and all Stock Unit and Restricted Shares and all Cash-Based Awards shall vest in full, be free of restrictions, and be deemed to be earned and payable in an amount equal to the full value of such Award, except in each case to the extent that a Replacement Award is provided to the Participant (any award intended to be replaced by a Replacement Award, a “Replaced Award”). An Award shall meet the conditions of this Section 12(d)(ii) (and hence qualify as a “Replacement Award”) if: (1) it is of the same type as the Replaced Award; (2) it has a value equal to the value of the Replaced Award as of the date of the Change in Control, as determined by the Committee in its sole discretion subject to compliance with Section 409A of the Code; and (3) it contains vesting and forfeiture terms (including with respect to vesting schedule and a termination of Service) that are not less favorable to the Participant than those of the Replaced Award.
(e)Reservation of Rights. Except as provided in this Section 12, a Participant shall have no rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend or any other increase or decrease in the number of shares of stock of any class. Any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of Shares subject to an Award. The grant of an Award pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets. In the event of any change affecting the Shares or the Exercise Price of Shares subject to an Award, including a merger or other reorganization, for reasons of administrative convenience, the Company in its sole discretion may refuse to permit the exercise of any Award during a period of up to thirty (30) days prior to the occurrence of such event.
SECTION 13.DEFERRAL OF AWARDS.
(a)Committee Powers. Subject to compliance with Section 409A of the Code, the Committee (in its sole discretion) may permit or require a Participant to:
(i)Have cash that otherwise would be paid to such Participant as a result of the exercise of a SAR or the settlement of Stock Units credited to a deferred compensation account established for such Participant by the Committee as an entry on the Company’s books;

(ii)Have Shares that otherwise would be delivered to such Participant as a result of the exercise of an Option or SAR converted into an equal number of Stock Units; or
(iii)Have Shares that otherwise would be delivered to such Participant as a result of the exercise of an Option or SAR or the settlement of Stock Units converted into amounts credited to a deferred compensation account established for such Participant by the Committee as an entry on the Company’s books. Such amounts shall be determined by reference to the Fair Market Value of such Shares as of the date when they otherwise would have been delivered to such Participant.
(b)General Rules. A deferred compensation account established under this Section 13 may be credited with interest or other forms of investment return, as determined by the Committee. A Participant for whom such an account is established shall have no rights other than those of a general creditor of the Company. Such an account shall represent an unfunded and unsecured obligation of the Company and shall be subject to the terms and conditions of the applicable agreement between such Participant and the Company. If the deferral or conversion of Awards is permitted or required, the Committee (in its sole discretion) may establish rules, procedures and forms pertaining to such Awards, including (without limitation) the settlement of deferred compensation accounts established under this Section 13.
SECTION 14.AWARDS UNDER OTHER PLANS.
The Company may grant awards under other plans or programs. Such awards may be settled in the form of Shares issued under this Plan. Such Shares shall be treated for all purposes under the Plan like Shares issued in settlement of Stock Units (including, for avoidance of doubt in respect of the requirements and limitations of Sections 10(c) and 10(d)) and shall, when issued, reduce the number of Shares available under Section 5.
SECTION 15.PAYMENT OF DIRECTOR’S FEES IN SECURITIES.
(a)Effective Date. No provision of this Section 15 shall be effective unless and until the Board of Directors has determined to implement such provision.
(b)Elections to Receive NSOs, SARs, Restricted Shares or Stock Units. To the extent permitted by the Board of Directors, an Outside Director may elect to receive his or her annual retainer payments and/or meeting fees from the Company in the form of cash, NSOs, SARs, Restricted Shares or Stock Units, or a combination thereof, as determined by the Board of Directors. Alternatively, the Board of Directors may mandate payment in any of such alternative forms. Such NSOs, SARs, Restricted Shares and Stock Units shall be issued under the Plan. An election under this Section 15 shall be filed with the Company on the prescribed form.

(c)Number and Terms of NSOs, SARs, Restricted Shares or Stock Units. If permitted or mandated by the Board of Directors, the number of NSOs, SARs, Restricted Shares or Stock Units to be granted to Outside Directors in lieu of annual retainers and meeting fees that would otherwise be paid in cash shall be calculated in a manner determined by the Board of Directors. The terms of such NSOs, SARs, Restricted Shares or Stock Units shall also be determined by the Board of Directors.
SECTION 16.LEGAL AND REGULATORY REQUIREMENTS.
Shares shall not be issued under the Plan unless the issuance and delivery of such Shares complies with (or is exempt from) all applicable requirements of law, including (without limitation) the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, state securities laws and regulations and the regulations of any stock exchange on which the Company’s securities may then be listed, and the Company has obtained the approval or favorable ruling from any governmental agency which the Company determines is necessary or advisable. The Company shall not be liable to a Participant or other persons as to: (a) the non-issuance or sale of Shares as to which the Company has not obtained from any regulatory body having jurisdiction the authority deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares under the Plan; and (b) any tax consequences expected, but not realized, by any Participant or other person due to the receipt, exercise or settlement of any Award granted under the Plan.
SECTION 17.TAXES.
(a)General. To the extent required by applicable federal, state, local or foreign law, a Participant or his or her successor shall make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise in connection with the Plan. The Company shall not be required to issue any Shares or make any cash payment under the Plan until such obligations are satisfied.
(b)Share Withholding. The Committee may permit a Participant to satisfy all or part of his or her withholding or income tax obligations by having the Company withhold all or a portion of any Shares that otherwise would be issued to him or her or by surrendering all or a portion of any Shares that he or she previously acquired. Such Shares shall be valued at their Fair Market Value on the date when taxes otherwise would be withheld in cash. In no event may a Participant have Shares withheld that would otherwise be issued to him or her in excess of the number necessary to satisfy the minimum legally required tax withholding.

(c)Section 409A. Each Award that provides for “nonqualified deferred compensation” within the meaning of Section 409A of the Code shall be subject to such additional rules and requirements as specified by the Committee from time to time in order to comply with Section 409A. If any amount under such an Award is payable upon a “separation from service” (within the meaning of Section 409A) to a Participant who is then considered a “specified employee” (within the meaning of Section 409A), then no such payment shall be made prior to the date that is the earlier of (i) six months and one day after the Participant’s separation from service, or (ii) the Participant’s death, but only to the extent such delay is necessary to prevent such payment from being subject to interest, penalties and/or additional tax imposed pursuant to Section 409A. In addition, the settlement of any such Award may not be accelerated except to the extent permitted by Section 409A.
SECTION 18.OTHER PROVISIONS APPLICABLE TO AWARDS.
(a)Transferability. Unless the agreement evidencing an Award (or an amendment thereto authorized by the Committee) expressly provides otherwise, no Award granted under this Plan, nor any interest in such Award, may be sold, assigned, conveyed, gifted, pledged, hypothecated or otherwise transferred in any manner (prior to the vesting and lapse of any and all restrictions applicable to Shares issued under such Award), other than by will or the laws of descent and distribution; provided, however, that an ISO may be transferred or assigned only to the extent consistent with Section 422 of the Code. Any purported assignment, transfer or encumbrance in violation of this Section 18(a) shall be void and unenforceable against the Company.
(b)Substitution and Assumption of Awards. The Committee may make Awards under the Plan by assumption, substitution or replacement of stock options, stock appreciation rights, stock units or similar awards granted by another entity (including a Parent or Subsidiary), if such assumption, substitution or replacement is in connection with an asset acquisition, stock acquisition, merger, consolidation or similar transaction involving the Company (and/or its Parent or Subsidiary) and such other entity (and/or its affiliate). Notwithstanding any provision of the Plan (other than the maximum number of Shares that may be issued under the Plan), the terms of such assumed, substituted or replaced Awards shall be as the Committee, in its discretion, determines is appropriate. Any such substitute or assumed Awards shall not count against the Share limitation set forth in Section 5(a) (nor shall Shares subject to such Awards be added to the Shares available for Awards under the Plan as provided in Section 5(b)), except that Shares acquired by exercise of substitute ISOs will count against the maximum number of Shares that may be issued pursuant to the exercise of ISOs under the Plan.
(c)Qualifying Performance Criteria. The number of Shares or other benefits granted, issued, retainable and/or vested under an Award may be made subject to the attainment of performance goals. The Committee may utilize any performance criteria selected by it in its sole discretion to establish performance goals.

(d)Recoupment. In the event that the Company is required to prepare restated financial results owing to an executive officer’s intentional misconduct or grossly negligent conduct, the Board (or a designated committee) shall have the authority, to the extent permitted by applicable law, to require reimbursement or forfeiture to the Company of the amount of bonus or incentive compensation (whether cash-based or equity-based) such executive officer received during the three fiscal years preceding the year the restatement is determined to be required, to the extent that such bonus or incentive compensation exceeds what the officer would have received based on an applicable restated performance measure or target. The Company will recoup incentive-based compensation from executive officers to the extent required under the Dodd-Frank Wall Street Reform and Consumer Protection Act and any rules, regulations and listing standards that may be issued under that act. Any right of recoupment under this provision will be in addition to, and not in lieu of, any other rights of recoupment that may be available to the Company. No recovery of compensation under any clawback policy or this Section 18(d) will be an event giving rise to a right to resign for “good reason” or “constructive termination” (or similar term) under any agreement with the Company or any of its Subsidiaries or Affiliates.
SECTION 19.NO EMPLOYMENT RIGHTS.
No provision of the Plan, nor any Award granted under the Plan, shall be construed to give any person any right to become, to be treated as, or to remain an Employee or Consultant. The Company and its Subsidiaries reserve the right to terminate any person’s Service at any time and for any reason, with or without notice.
SECTION 20.DURATION AND AMENDMENTS.
(a)Term of the Plan. The Plan, as set forth herein, shall terminate automatically on April 26, 2031, and may be terminated on any earlier date pursuant to subsection (b) below.
(b)Right to Amend or Terminate the Plan. The Board of Directors may amend or terminate the Plan at any time and from time to time. Rights and obligations under any Award granted before amendment of the Plan shall not be materially impaired by such amendment, except with consent of the Participant. An amendment of the Plan shall be subject to the approval of the Company’s stockholders only to the extent required by applicable laws, regulations or rules.
(c)Effect of Termination. No Awards shall be granted under the Plan after the termination thereof. The termination of the Plan shall not affect Awards previously granted under the Plan.
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SECTION 21. EXECUTION.
To record the adoption of the Plan by the Board of Directors, the Company has caused its authorized officer to execute the same.

Performant Financial Corporation

By

Name	Simeon Kohl

Title	Chief Executive Officer
Performant Financial Corporation
Amended and Restated 2012 Stock Incentive Plan

APPENDIX B
PERFORMANT FINANCIAL CORPORATION 2024 EMPLOYEE STOCK PURCHASE PLAN
(Adopted by the Board of Directors on April 23,2024)
(Approved by the Stockholders on [_____])
Effective Date: [_____]

PERFORMANT FINANCIAL CORPORATION
2024 EMPLOYEE STOCK PURCHASE PLAN
i

SECTION 6.	WITHDRAWAL FROM THE PLAN.	6
(a)	Withdrawal	6
(b)	Re-enrollment After Withdrawal	7
SECTION 7.	CHANGE IN EMPLOYMENT STATUS.	7
(a)	Termination of Employment	7
(b)	Leave of Absence	7
(c)	Death	7
SECTION 8.	PLAN ACCOUNTS AND PURCHASE OF SHARES.	7
(a)	Plan Accounts	7
(b)	Purchase Price	7
(c)	Number of Shares Purchased	8
(d)	Available Shares Insufficient	8
(e)	Issuance of Stock	8
(f)	Unused Cash Balances	8
(g)	Stockholder Approval	9
SECTION 9.	LIMITATIONS ON STOCK OWNERSHIP.	9
(a)	Five Percent Limit	9
(b)	Dollar Limit	9
SECTION 10.	RIGHTS NOT TRANSFERABLE.	10
SECTION 11.	NO RIGHTS AS AN EMPLOYEE.	10
SECTION 12.	NO RIGHTS AS A STOCKHOLDER.	10
SECTION 13.	SECURITIES LAW REQUIREMENTS.	10
SECTION 14.	STOCK OFFERED UNDER THE PLAN.	10
(a)	Authorized Shares	10
(b)	Antidilution Adjustments	11
(c)	Reorganizations	11
SECTION 15.	AMENDMENT OR DISCONTINUANCE.	11
SECTION 16.	EXECUTION.	12
PERFORMANT FINANCIAL CORPORATION
2024 EMPLOYEE STOCK PURCHASE PLAN
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PERFORMANT FINANCIAL CORPORATION
2024 EMPLOYEE STOCK PURCHASE PLAN
SECTION 1.PURPOSE OF THE PLAN.
The Plan was adopted by the Board of Directors on April 23, 2024 and is effective on __________, 2024 (the “Effective Date”). The purpose of the Plan is to provide a broad-based employee benefit to attract the services of new employees, to retain the services of existing employees, and to provide incentives for such individuals to exert maximum efforts toward our success by purchasing Stock from the Company on favorable terms and to pay for such purchases through payroll deductions. The Plan is intended to qualify under Section 423 of the Code.
SECTION 2.DEFINITIONS.
(a)“Board” means the Board of Directors of the Company, as constituted from time to time.
(b)“Code” means the Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder.
(c)“Committee” means the Compensation Committee of the Board or such other committee, comprised exclusively of one or more directors of the Company, as may be appointed by the Board from time to time to administer the Plan. To the extent a such a committee is not appointed by the Board to administer the Plan, references to “Committee” in this Plan shall refer to the Board.
(d)“Company” means Performant Financial Corporation, a Delaware corporation.
(e)“Compensation” means, unless provided otherwise by the Committee in the terms and conditions of an Offering, base salary and wages paid in cash to a Participant by a Participating Company, without reduction for any pre-tax contributions made by the Participant under sections 401(k) or 125 of the Code. “Compensation” shall, unless provided otherwise by the Committee in the terms and conditions of an Offering, exclude variable compensation (including commissions, bonuses, incentive compensation, overtime pay and shift premiums), all non-cash items, moving or relocation allowances, cost-of-living equalization payments, car allowances, tuition reimbursements, imputed income attributable to cars or life insurance, severance pay, fringe benefits, contributions or benefits received under employee benefit plans, income attributable to the exercise of stock options or any other equity awards, and similar items. The Committee shall determine whether a particular item is included in Compensation.
(f)“Corporate Reorganization” means:
i.the consummation of a merger or consolidation of the Company with or into another entity, or any other corporate reorganization; or
PERFORMANT FINANCIAL CORPORATION
2024 EMPLOYEE STOCK PURCHASE PLAN
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ii.the sale, transfer or other disposition of all or substantially all of the Company’s assets or the complete liquidation or dissolution of the Company.
(g)“Eligible Employee” means any Employee of a Participating Company who meets the requirements set forth in the document(s) governing the Offering for eligibility to participate in the Offering, provided that such Employee also meets the requirements for eligibility to participate set forth in the Plan. The foregoing notwithstanding, an individual shall not be considered an Eligible Employee if his or her participation in the Plan is prohibited by the law of any country which has jurisdiction over the employee.
(h)“Employee” means any person who is “employed” for purposes of Section 423(b)(4) of the Code by a Participating Company. However, service solely as a director, or payment of a fee for such services, will not cause a director to be considered an “Employee” for purposes of the Plan.
(i)“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.
(j)“Fair Market Value” means the fair market value of a share of Stock, determined as follows:
i.if Stock was traded on any established national securities exchange, including the New York Stock Exchange or The Nasdaq Stock Market, on the date in question, then the Fair Market Value shall be equal to the closing price as quoted on such exchange (or the exchange with the greatest volume of trading in the Stock) on such date as reported in the Wall Street Journal or such other source as the Committee deems reliable;
ii.if the foregoing provision is not applicable, then the Fair Market Value shall be determined by the Committee in good faith on such basis as it deems appropriate.
For any date that is not a Trading Day, the Fair Market Value of a share of Stock for such date shall be determined by using the closing sale price for the immediately preceding Trading Day. Determination of the Fair Market Value pursuant to the foregoing provisions shall be conclusive and binding on all persons.
(k)“Offering” means the grant of options to purchase shares of Stock under the Plan to Eligible Employees.
(l)“Offering Date” means the first day of an Offering.
(m)“Offering Period” means a period with respect to which the right to purchase Stock may be granted under the Plan, as determined pursuant to Section 4(a).
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(n)“Participant” means an Eligible Employee who elects to participate in the Plan, as provided in Section 4(b).
(o)“Participating Company” means (i) the Company and (ii) each present or future Subsidiary designated by the Committee as a Participating Company.
(p)“Plan” means this Performant Financial Corporation 2024 Employee Stock Purchase Plan, as it may be amended from time to time.
(q)“Plan Account” means the account established for each Participant pursuant to Section 8(a).
(r)“Purchase Date” means one or more dates during an Offering on which shares of Stock may be purchased pursuant to the terms of the Offering.
(s)“Purchase Period” means one or more successive periods during an Offering, beginning on the Offering Date or on the day after a Purchase Date, and ending on the next succeeding Purchase Date.
(t)“Purchase Price” means the price at which Participants may purchase shares of Stock under the Plan, as determined pursuant to Section 8(b).
(u)“Stock” means the Common Stock of the Company.
(v)“Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.
(w)“Trading Day” means a day on which the national stock exchange on which the Stock is traded is open for trading.
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2024 EMPLOYEE STOCK PURCHASE PLAN
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SECTION 3.ADMINISTRATION OF THE PLAN.
(a)Administrative Powers and Responsibilities. The Plan shall be administered by the Committee. The Committee shall have full power and authority, subject to the provisions of the Plan, to promulgate such rules and regulations as it deems necessary for the proper administration of the Plan, to interpret the provisions and supervise the administration of the Plan, and to take all action in connection therewith or in relation thereto as it deems necessary or advisable. Any decision reduced to writing and signed by all of the members of the Committee shall be fully effective as if it had been made at a meeting duly held. The Committee’s determinations under the Plan, unless otherwise determined by the Board, shall be final and binding on all persons. The Company shall pay all expenses incurred in the administration of the Plan. No member of the Committee shall be personally liable for any action, determination, or interpretation made in good faith with respect to the Plan, and all members of the Committee shall be fully indemnified by the Company with respect to any such action, determination or interpretation. The Committee may adopt such rules, guidelines and forms as it deems appropriate to implement the Plan. Subject to the requirements of applicable law, the Committee may designate persons other than members of the Committee to carry out its responsibilities and may prescribe such conditions and limitations as it may deem appropriate. All decisions, interpretations and other actions of the Committee shall be final and binding on all Participants and all persons deriving their rights from a Participant. No member of the Committee shall be liable for any action that he has taken or has failed to take in good faith with respect to the Plan. Notwithstanding anything to the contrary in the Plan, the Board may, in its sole discretion, at any time and from time to time, resolve to administer the Plan. In such event, the Board shall have all of the authority and responsibility granted to the Committee herein.
(b)International Administration. The Committee may establish sub-plans (which need not qualify under Section 423 of the Code) and initiate separate Offerings through such sub-plans for the purpose of (i) facilitating participation in the Plan by non-U.S. employees in compliance with foreign laws and regulations without affecting the qualification of the remainder of the Plan under Section 423 of the Code or (ii) qualifying the Plan for preferred tax treatment under foreign tax laws (which sub-plans, at the Committee’s discretion, may provide for allocations of the authorized shares of Stock reserved for issue under the Plan as set forth in Section 14(a)). The rules, guidelines and forms of such sub-plans (or the Offerings thereunder) may take precedence over other provisions of the Plan, with the exception of Section 4(a)(i), Section 5(b), Section 8(b) and Section 14(a), but unless otherwise superseded by the terms of such sub-plan, the provisions of the Plan shall govern the operation of such sub-plan. Alternatively and in order to comply with the laws of a foreign jurisdiction, the Committee shall have the power, in its discretion, to grant options in an Offering to citizens or residents of a non-U.S. jurisdiction (without regard to whether they are also citizens of the United States or resident aliens) that provide terms which are less favorable than the terms of options granted under the same Offering to employees resident in the United States, subject to compliance with Section 423 of the Code.
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SECTION 4.ENROLLMENT AND PARTICIPATION.
(a)Offering Periods. While the Plan is in effect, the Committee may from time to time grant options to purchase shares of Stock pursuant to the Plan to Eligible Employees during a specified Offering Period. Each such Offering shall be in such form and shall contain such terms and conditions as the Committee shall determine, subject to compliance with the terms and conditions of the Plan (which may be incorporated by reference) and the requirements of Section 423 of the Code, including the requirement that all Eligible Employees have the same rights and privileges. The Committee shall specify prior to the commencement of each Offering (i) the period during which the Offering shall be effective, which may not exceed twenty-seven (27) months from the Offering Date and may include one or more successive Purchase Periods within the Offering, (ii) the Purchase Dates and Purchase Price for shares of Stock which may be purchased pursuant to the Offering, and (iii) if applicable, any limits on the number of shares of Stock purchasable by a Participant, or by all Participants in the aggregate, during any Offering Period or, if applicable, Purchase Period, in each case consistent with the limitations of the Plan. The Committee shall have the discretion to provide for the automatic termination of an Offering following any Purchase Date on which the Fair Market Value of a share of Stock is equal to or less than the Fair Market Value of a share of Stock on the Offering Date, and for the Participants in the terminated Offering to be automatically re-enrolled in a new Offering that commences immediately after such Purchase Date. The terms and conditions of each Offering need not be identical, and shall be deemed incorporated by reference and made a part of the Plan.
(b)Enrollment. Any individual who, on the day preceding the first day of an Offering Period, qualifies as an Eligible Employee may elect to become a Participant in the Plan for such Offering Period by completing the enrollment process prescribed and communicated for this purpose from time to time by the Company to Eligible Employees.
(c)Duration of Participation. Once enrolled in the Plan, a Participant shall continue to participate in the Plan until he or she ceases to be an Eligible Employee or withdraws from the Plan under Section 6(a). A Participant who withdrew from the Plan under Section 6(a) may again become a Participant, if he or she then is an Eligible Employee, by following the procedure described in Subsection (b) above. A Participant whose employee contributions were discontinued automatically under Section 9(b) shall automatically resume participation at the beginning of the earliest Offering Period ending in the next calendar year, if he or she then is an Eligible Employee. Except as otherwise provided in the terms and conditions of an Offering, when a Participant reaches the end of an Offering Period but his or her participation is to continue, then such Participant shall automatically be re-enrolled for the Offering Period that commences immediately after the end of the prior Offering Period.
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SECTION 5.EMPLOYEE CONTRIBUTIONS.
(a)Frequency of Payroll Deductions. A Participant may purchase shares of Stock under the Plan solely by means of payroll deductions; provided, however, that to the extent provided in the terms and conditions of an Offering, a Participant may also make contributions through payment by cash or check prior to one or more Purchase Dates during the Offering. Payroll deductions, subject to the provisions of Subsection (b) below or as otherwise provided under the terms and conditions of an Offering, shall occur on each payday during participation in the Plan.
(b)Amount of Payroll Deductions. An Eligible Employee shall designate during the enrollment process the portion of his or her Compensation that he or she elects to have withheld for the purchase of Stock. Such portion shall be a whole percentage of the Eligible Employee’s Compensation, but not less than one percent (1%) nor more than fifteen percent (15%) (or such lower rate of Compensation specified as the limit in the terms and conditions of the applicable Offering).
(c)Changing Withholding Rate. Unless otherwise provided under the terms and conditions of an Offering, (i) a Participant may not increase the rate of payroll withholding during the Offering Period, and (ii) a Participant may discontinue or decrease the rate of payroll withholding during the Offering Period to a whole percentage of his or her Compensation (including a reduction to zero percent (0%)) in accordance with such procedures and subject to such limitations as the Company may establish for all Participants. A Participant may also increase or decrease the rate of payroll withholding effective for a new Offering Period by submitting an authorization to change the payroll deduction rate pursuant to the process prescribed by the Company from time to time. The new withholding rate shall be a whole percentage of the Eligible Employee’s Compensation consistent with Subsection (b) above.
(d)Discontinuing Payroll Deductions. If a Participant wishes to discontinue employee contributions entirely, he or she may do so by withdrawing from the Plan pursuant to Section 6(a). In addition, employee contributions may be discontinued automatically pursuant to Section 9(b).
SECTION 6.WITHDRAWAL FROM THE PLAN.
(a)Withdrawal. A Participant may elect to withdraw from the Plan by giving notice pursuant to the process prescribed and communicated by the Company from time to time. Such withdrawal may be elected at any time before the last day of an Offering Period, except as otherwise provided in the Offering. In addition, if payment by cash or check is permitted under the terms and conditions of an Offering, Participants may be deemed to withdraw from the Plan by declining or failing to remit timely payment to the Company for the shares of Stock. As soon as reasonably practicable thereafter, payroll deductions shall cease and the entire amount credited to the Participant’s Plan Account shall be refunded to him or her in cash, without interest. No partial withdrawals shall be permitted.
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(b)Re-enrollment After Withdrawal. A former Participant who has withdrawn from the Plan shall not be a Participant until he or she re-enrolls in the Plan under Section 4(b). Re-enrollment may be effective only at the commencement of an Offering Period.
SECTION 7.CHANGE IN EMPLOYMENT STATUS.
(a)Termination of Employment. Termination of employment as an Eligible Employee for any reason, including death, shall be treated as an automatic withdrawal from the Plan under Section 6(a). A transfer from one Participating Company to another shall not be treated as a termination of employment.
(b)Leave of Absence. For purposes of the Plan, employment shall not be deemed to terminate when the Participant goes on a military leave, a sick leave or another bona fide leave of absence, if the leave was approved by the Company in writing. Employment, however, shall be deemed to terminate three (3) months after the Participant goes on a leave, unless a contract or statute guarantees his or her right to return to work. Employment shall be deemed to terminate in any event when the approved leave ends, unless the Participant immediately returns to work.
(c)Death. In the event of the Participant’s death, the amount credited to his or her Plan Account shall be paid to the Participant’s estate.
SECTION 8.PLAN ACCOUNTS AND PURCHASE OF SHARES.
(a)Plan Accounts. The Company shall maintain a Plan Account on its books in the name of each Participant. Whenever an amount is deducted from the Participant’s Compensation under the Plan, such amount shall be credited to the Participant’s Plan Account. Amounts credited to Plan Accounts shall not be trust funds and may be commingled with the Company’s general assets and applied to general corporate purposes. No interest shall be credited to Plan Accounts.
(b)Purchase Price. The Purchase Price for each share of Stock purchased during an Offering Period shall be the lesser of:
i.eighty-five percent (85%) of the Fair Market Value of such share on the Purchase Date; or
ii.eighty-five percent (85%) of the Fair Market Value of such share on the Offering Date.
The Committee may specify for an alternate Purchase Price amount or formula in the terms and conditions of an Offering, but in no event may such amount or formula result in a Purchase Price less than that calculated pursuant to the immediately preceding formula.
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(c)Number of Shares Purchased. As of each Purchase Date, each Participant shall be deemed to have elected to purchase the number of shares of Stock calculated in accordance with this Subsection (c), unless the Participant has previously elected to withdraw from the Plan in accordance with Section 6(a). The amount then in the Participant’s Plan Account shall be divided by the Purchase Price, and the number of shares that results shall be purchased from the Company with the funds in the Participant’s Plan Account (rounded down to the nearest whole share, unless otherwise set forth in the terms and conditions of an Offering). Unless provided otherwise by the Committee prior to commencement of an Offering or provided in the terms and conditions of an Offering, the maximum number of shares of Stock which may be purchased by an individual Participant during such Offering is 1,500 shares. The foregoing notwithstanding, no Participant shall purchase more than such number of shares of Stock as may be determined by the Committee with respect to the Offering Period, or Purchase Period, if applicable, nor more than the amounts of Stock set forth in Sections 9(b) and 14(a). For each Offering Period and, if applicable, Purchase Period, the Committee shall have the authority to establish additional limits on the number of shares of Stock purchasable by all Participants in the aggregate.
(d)Available Shares Insufficient. In the event that the aggregate number of shares of Stock that all Participants elect to purchase during an Offering Period exceeds the maximum number of shares of Stock remaining available for issuance under Section 14(a), or which may be purchased pursuant to any additional aggregate limits imposed by the Committee, then the number of shares of Stock to which each Participant is entitled shall be determined by multiplying the number of shares available for issuance by a fraction, the numerator of which is the number of shares of Stock that such Participant has elected to purchase and the denominator of which is the number of shares of Stock that all Participants have elected to purchase.
(e)Issuance of Stock. Certificates representing the shares of Stock purchased by a Participant under the Plan shall be issued to him or her as soon as reasonably practicable after the applicable Purchase Date, except that the Company may determine that such shares shall be held for each Participant’s benefit by a broker designated by the Company. Shares of Stock may be registered in the name of the Participant or jointly in the name of the Participant and his or her spouse as joint tenants with right of survivorship or as community property.
(f)Unused Cash Balances. Unless otherwise set forth in the terms and conditions of an Offering, an amount remaining in the Participant’s Plan Account that represents the Purchase Price for any fractional share shall be carried over in the Participant’s Plan Account to the next Offering Period or refunded to the Participant in cash at the end of the Offering Period, without interest, if his or her participation is not continued. Any amount remaining in the Participant’s Plan Account that represents the Purchase Price for whole shares that could not be purchased by reason of Subsection (c) or (d) above, Section 9(b) or Section 14(a) or any other limitation shall be refunded to the Participant in cash, without interest.
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(g)Stockholder Approval. The Plan shall be submitted to the stockholders of the Company for their approval within twelve (12) months after the date the Plan is adopted by the Board. Any other provision of the Plan notwithstanding, no shares of Stock shall be purchased under the Plan unless and until the Company’s stockholders have approved the adoption of the Plan.
SECTION 9.LIMITATIONS ON STOCK OWNERSHIP.
(a)Five Percent Limit. Any other provision of the Plan notwithstanding, no Participant shall be granted a right to purchase Stock under the Plan if such Participant, immediately after his or her election to purchase such Stock, would own stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or any parent or Subsidiary of the Company. For purposes of this Subsection (a), the following rules shall apply:
i.ownership of stock shall be determined after applying the attribution rules of Section 424(d) of the Code;
ii.each Participant shall be deemed to own any stock that he or she has a right or option to purchase under this or any other plan; and
iii.each Participant shall be deemed to have the right to purchase up to the maximum number of shares of Stock that may be purchased by a Participant under the Plan under the individual limit specified pursuant to Section 8(c) with respect to each Offering Period.
(b)Dollar Limit. Any other provision of the Plan notwithstanding, no Participant shall accrue the right to purchase Stock at a rate which exceeds twenty-five thousand dollars ($25,000) of Fair Market Value of such Stock per calendar year (under the Plan and all other employee stock purchase plans of the Company or any parent or Subsidiary of the Company), determined in accordance with the provisions of Section 423(b)(8) of the Code and applicable Treasury Regulations promulgated thereunder.
For purposes of this Subsection (b), the Fair Market Value of Stock shall be determined as of the beginning of the Offering Period in which such Stock is purchased. Employee stock purchase plans not described in Section 423 of the Code shall be disregarded. If a Participant is precluded by this Subsection (b) from purchasing additional Stock under the Plan, then his or her employee contributions shall automatically be discontinued and shall resume at the beginning of the earliest Offering Period ending in the next calendar year (if he or she then is an Eligible Employee).
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SECTION 10.RIGHTS NOT TRANSFERABLE.
The rights of any Participant under the Plan, or any Participant’s interest in any Stock or moneys to which he or she may be entitled under the Plan, shall not be transferable by voluntary or involuntary assignment or by operation of law, or in any other manner other than by the laws of descent and distribution. If a Participant in any manner attempts to transfer, assign or otherwise encumber his or her rights or interest under the Plan, other than by the laws of descent and distribution, then such act shall be treated as an election by the Participant to withdraw from the Plan under Section 6(a).
SECTION 11.NO RIGHTS AS AN EMPLOYEE.
Nothing in the Plan or in any right granted under the Plan shall confer upon the Participant any right to continue in the employ of a Participating Company for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Participating Companies or of the Participant, which rights are hereby expressly reserved by each, to terminate his or her employment at any time and for any reason, with or without cause. Participation in the Plan is voluntary.
SECTION 12.NO RIGHTS AS A STOCKHOLDER.
A Participant shall have no rights as a stockholder with respect to any shares of Stock that he or she may have a right to purchase under the Plan until such shares have been purchased on the applicable Purchase Date.
SECTION 13.SECURITIES LAW REQUIREMENTS.
Shares of Stock shall not be issued under the Plan unless the issuance and delivery of such shares comply with (or are exempt from) all applicable requirements of law, including (without limitation) the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, state securities laws and regulations, and the regulations of any stock exchange or other securities market on which the Company’s securities may then be traded, and the applicable laws of any country which has jurisdiction over the applicable Participant.
SECTION 14.STOCK OFFERED UNDER THE PLAN.
(a)Authorized Shares. The maximum aggregate number of shares of Stock available for purchase under the Plan is four (4) million shares or a lesser amount determined by the Committee or Board. The aggregate number of shares available for purchase under the Plan shall at all times be subject to adjustment pursuant to Section 14(b).
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(b)Antidilution Adjustments. The aggregate number of shares of Stock offered under the Plan, the individual and aggregate Participant share limitations described in Section 8(c) and the price of shares that any Participant has elected to purchase shall be adjusted proportionately by the Committee in the event of any change in the number of issued shares of Stock (or issuance of shares other than Class A Common Stock) by reason of any forward or reverse share split, subdivision or consolidation, or share dividend or bonus issue, recapitalization, reclassification, merger, amalgamation, consolidation, split-up, spin-off, reorganization, combination, exchange of shares of Stock, the issuance of warrants or other rights to purchase shares of Stock or other securities, or any other change in corporate structure or in the event of any extraordinary distribution (whether in the form of cash, shares of Stock, other securities or other property).
(c)Reorganizations. Any other provision of the Plan notwithstanding, in the event of a Corporate Reorganization in which the Plan is not assumed by the surviving corporation or its parent corporation pursuant to the applicable plan of merger or consolidation, the Offering Period then in progress shall terminate immediately prior to the effective time of such Corporate Reorganization and either shares shall be purchased pursuant to Section 8 or, if so determined by the Board or Committee, all amounts in all Participant Accounts shall be refunded pursuant to Section 15 without any purchase of shares. The Plan shall in no event be construed to restrict in any way the Company’s right to undertake a dissolution, liquidation, merger, consolidation or other reorganization.
SECTION 15.AMENDMENT OR DISCONTINUANCE.
The Board or Committee shall have the right to amend, suspend or terminate the Plan at any time and without notice. Upon any such amendment, suspension or termination of the Plan during an Offering Period, the Board or Committee may in its discretion determine that the applicable Offering shall immediately terminate and that all amounts in the Participant Accounts shall be carried forward into a payroll deduction account for each Participant under a successor plan, if any, or promptly refunded to each Participant. Except as provided in Section 14, any increase in the aggregate number of shares of Stock to be issued under the Plan shall be subject to approval by a vote of the stockholders of the Company. In addition, any other amendment of the Plan shall be subject to approval by a vote of the stockholders of the Company to the extent required by an applicable law or regulation. The Plan shall continue until the earlier to occur of (a) termination of the Plan pursuant to this Section 15 or (b) issuance of all of the shares of Stock reserved for issuance under the Plan.
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SECTION 16.EXECUTION.
To record the adoption of the Plan by the Board, the Company has caused its authorized officer to execute the same.

Performant Financial Corporation By: Name: Title: Date:

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